                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    [ X ]

Filed by a Party other than the Registrant   [ _ ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[ _ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ _ ]    Definitive Proxy Statement
[ _ ]    Definitive Additional Materials
[ _ ]    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              GENIUS PRODUCTS, INC.
         -------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
     ----------------------------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (check the appropriate box):

[ X ]    No fee required.

[ _ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) or 0-11.

         (1)     Title of each class of securities to which transaction applies:
                 ______________________________________________________________
         (2)     Aggregate number of securities to which transaction applies:
                 ______________________________________________________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 ______________________________________________________________
         (4)     Proposed maximum aggregate value of transaction:
                 ______________________________________________________________
         (5)     Total fee paid:
                 ______________________________________________________________

[ _ ]    Fee paid previously with preliminary materials.

[ _ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and date of filing.

         (1) Amount previously paid: __________________________________________
         (2) Form, schedule or Registration Statement No.: ____________________
         (3) Filing party: ____________________________________________________
         (4) Date filed: ______________________________________________________

                              GENIUS PRODUCTS, INC.
                          740 Lomas Santa Fe, Suite 210
                         Solana Beach, California 92075
                                 (858) 793-8840
                            ________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         The Annual Meeting of the Stockholders of Genius Products, Inc. (the "Company") will be held at the Del Mar Hilton Hotel, 15575 Jimmy Durante Boulevard, Del Mar, California at 8:00 a.m. local time on Monday, October 25, 2004, for the following purposes:

         1. To elect five (5) directors to hold office for a term of one year and until their successors are elected or appointed.

         2.       To approve the adoption of our 2004 Stock Incentive Plan.

         3. To approve the reincorporation of the Company from the State of Nevada to the State of Delaware.

         4. To approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares.

         5. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

         Only stockholders of record at the close of business on September 23, 2004 are entitled to notice of, and to vote at, the meeting and any adjournments thereof.

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

         PLEASE COMPLETE AND RETURN THE ENCLOSED RSVP CARD IF YOU WILL BE ATTENDING THE ANNUAL MEETING.

         WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL IN THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. ANY STOCKHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK THAT YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION.

                                         By Order of the Board of Directors

                                            /S/ KLAUS MOELLER
                                         ---------------------------------------
Solana Beach, California                 Klaus Moeller
October __, 2004                         Chairman of the Board and Chief
                                         Executive Officer

                              GENIUS PRODUCTS, INC.
                          740 Lomas Santa Fe, Suite 210
                         Solana Beach, California 92075
                                 (858) 793-8840
                             ______________________

                                 PROXY STATEMENT
                             ______________________

SOLICITATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Genius Products, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Del Mar Hilton Hotel, 15575 Jimmy Durante Blvd., Del Mar, California on Monday, October 25, 2004, at 8:00 a.m. local time and at any and all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the board of directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. In addition to solicitation by use of the mail, certain of our officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, telegram or personal interview. We have requested that brokerage houses and custodians, nominees and fiduciaries forward soliciting materials to their principals, the beneficial owners of common stock, and have agreed to reimburse them for reasonable out-of-pocket expenses in connection therewith.

REVOCATION OF PROXIES

         All proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

RECORD DATE AND VOTING

         The close of business on September 23, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. As of the record date, we had outstanding ______________ shares of common stock, par value $.001 per share.

         Each stockholder of record is entitled to one vote for each share held on all matters to come before the meeting, except that stockholders may have cumulative voting rights with respect to the election of directors. All proxies which are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on for which a vote was cast. An abstention from voting or a broker non-vote will not be counted in the voting process.

         The proxy process does not permit stockholders to cumulate votes. No stockholder may cumulate votes unless the candidate or candidates' names for which such votes are to be cast have been placed in nomination prior to voting and a stockholder has given notice of the stockholder's intention to cumulate the stockholder's votes at the meeting and prior to the voting. If any stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination. Stockholders who have completed the enclosed proxy, and who do not revoke such proxy before voting occurs, grant the proxy holders discretionary authority to cumulate the stockholder's votes for directors if cumulative voting occurs. Management does not, at this time, intend to give notice of cumulative voting or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a stockholder is given in proper format at the meeting, in which instance management intends to cumulatively vote all of the proxies held by it in favor of the nominees for office as set forth herein. In the event cumulative voting shall be utilized, each stockholder may cast a number of votes equal to the number of directors to be elected multiplied by the number of shares held in such stockholder's name as of the record date. All of these votes may be cast for one nominee, or they may be distributed among as many nominees as the stockholder sees fit. The candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected.

         Stockholders may revoke any proxy before it is voted by attendance at the meeting and voting in person, by executing a new proxy with a later date, or by giving written notice of revocation to the Secretary of the Company.

         The shares represented by proxies that are returned properly signed will be voted in accordance with each stockholder's directions. If the proxy card is signed and returned without direction as to how the shares are to be voted, the shares will be voted as recommended by the board of directors.

MAILING OF PROXY STATEMENT AND PROXY CARD

         Our Annual Report for 2003 on Form 10-KSB and our Quarterly Report for the quarter ended June 30, 2004 on Form 10-QSB are enclosed for your convenience but are not to be considered part of the solicitation material. We will pay the cost for preparing, printing, assembling and mailing this Proxy Statement and the Proxy Card and all of the costs of the solicitation of the proxies.

         Our principal executive offices are located at 740 Lomas Santa Fe, Suite 210, Solana Beach, California 92075. This Proxy Statement and the accompanying Proxy Card is first being mailed to stockholders on or about October 4, 2004.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         In accordance with our Articles of Incorporation and Bylaws, the board of directors consists of not less than one nor more than seven members, with the exact number to be determined by the board of directors. At each annual meeting of stockholders of the Company, directors are elected for a term of one year and until their successors are elected or appointed. Our Bylaws provide for the election of directors at the annual meeting of the stockholders of the Company. The board of directors proposes the election of the nominees named below.

         Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below, unless authority is withheld. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present board of directors to fill such vacancy. The board of directors has no reason to believe that any such nominee will be unwilling or unable to serve if elected a director.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE DIRECTORS NOMINATED HEREIN.

         The board of directors proposes the election of the following nominees as members of the board of directors:

         Alexander L. Cappello       Klaus Moeller               Michael J. Koss
         Charles H. Rivkin           Peter H. Schlessel

         If elected, the nominees are expected to serve for a term of one year and until their successors are elected or appointed.

INFORMATION WITH RESPECT TO EACH NOMINEE AND EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to each nominee and executive officer of the Company as of September 23, 2004.

NAME                           AGE     POSITION
----                           ---     --------

Klaus Moeller                  43      Chief Executive Officer, Chairman of the
                                        Board, Director and Director Nominee
Michael Meader                 38      President
Mark J. Miller                 52      Chief Operating Officer
Andrew C. Schmidt              43      Chief Financial Officer
Howard Balaban                 43      Executive Vice President of New Business
                                        Development
Larry Balaban                  40      Executive Vice President of Production
                                        and Creative Services
Trevor J. Drinkwater           37      Executive Vice President of DVD Sales
Julie Ekelund                  42      Executive Vice President of Marketing and
                                        Brand Management
Alexander L. Cappello          48      Director and Director Nominee*
Michael J. Koss                50      Director and Director Nominee*
Charles H. Rivkin              42      Director and Director Nominee**
Peter H. Schlessel             42      Director and Director Nominee*

* Member of Audit and Compensation Committees.
** Member of Compensation Committee.

         KLAUS MOELLER has served as our Chief Executive Officer, Chairman of the Board and as a director since October 1997. Mr. Moeller served as our Interim Chief Financial Officer from May 2001 until August 2004. Mr. Moeller was the Chairman of the Board and Chief Executive Officer of ITM, which we acquired in October 1997. Mr. Moeller has a background in marketing, advertising, real estate and auditing.

         MICHAEL MEADER has served as our President since May 2002. He previously served as an Executive Vice President beginning in April of 1998, and then as Executive Vice President -- Distribution beginning in January 2002. Mr. Meader worked as an outside consultant with us for a number of years prior to joining the Company. His expertise encompasses distribution, category management and service for programs designed for mass-market retailers. From 1994 to 1998, Mr. Meader served as Vice President of Specialty Products at ARAMARK Corporation. While at ARAMARK, he controlled all corporate operations related to ARAMARK's Music Division.

         MARK J. MILLER has served as our Chief Operating Officer since February 2004. Previously, Mr. Miller served as President of Esports Arena from 2002-2003. From 2000-2002, he was President of Boom Buy, an Internet retailer. At Consolidated Stores, he acted as President from 1998-1999, overseeing buying, marketing and distributing. Mr. Miller previously spent six years at PicNSave as an Executive Vice President for buying. He also was Vice President of Merchandising for the Disney Stores.

         ANDREW C. SCHMIDT was appointed as our Chief Financial Officer in August 2004. Mr. Schmidt was the Vice President of Finance at Peregrine Systems, Inc. from 2003-2004. He was Chief Financial Officer of Mad Catz Interactive, Inc. from 2000-2003 and a business manager at Cox Communications from 1997-2000.

         HOWARD BALABAN has served as our Executive Vice President of New Business Development since January 2002. He was previously appointed Senior Vice President of Sales in January 1999 after having rendered consulting services to us for just over six months. Prior to his appointment, Howard Balaban was a sales and marketing consultant to various companies. From 1994-1997, Howard Balaban was Senior Vice President of Business Development for Future Call, Inc., a prepaid telephone card company that he co-founded with William Shatner, and which held the rights to all Star Trek(TM) properties associated with prepaid phone cards. From 1991-1995, he was the Chief Executive Officer of 3B Telecommunications, a company he founded and which acted as a master agent for telecom networks reselling phone time and telecom services. Howard and Larry Balaban are brothers.

         LARRY BALABAN has served as one of our Executive Vice Presidents since January 1999, after having rendered consulting services to us for approximately six months. His current title is Executive Vice President of Production and Creative Services. He was elected to our board of directors in July 2001 and resigned effective April 30, 2004, as he is not an independent director. Before joining Genius, Larry Balaban was President of Mr. B Productions, a non-traditional marketing firm based in New York City, specializing in TV production, target marketing and membership programs. From 1994-1997, Larry Balaban was President of Virtual Reality Productions, where he specialized in marketing, and coordinated specialized audio productions for licensed products including Star Trek(TM), The Simpsons and the X-Files. Larry and Howard Balaban are brothers.

         JULIE EKELUND was appointed as one of our Executive Vice Presidents in April 2002 after having rendered consulting services to us for one year. Her current title is Executive Vice President of Marketing and Brand Management. She has also worked in sales with Ekelund & Associates since 1994.

         TREVOR J. DRINKWATER was appointed as our Executive Vice President of DVD Sales in July 2004. Mr. Drinkwater was Chief Operating Officer of Take-Two Interactive Software, Inc. from 2003-2004 and Senior Vice President of Sales at Warner Home Video from 1999-2003. He is also on the board of directors of Brandissimo! Inc.

         ALEXANDER L. CAPPELLO was appointed to fill a vacancy on our board of directors in September 2004. Mr. Cappello is Chairman and Chief Executive Officer of Cappello Group, Inc., a merchant banking firm specializing in principal transactions, corporate finance, institutional equity placements for public companies, project finance and merger and acquisitions services. Mr. Cappello has managed Cappello Group, Inc. and its predecessor firms since 1975. He is a Managing Director of Cappello Capital Corp., our investment bankers. He also serves as Chairman of the International Board of the Young Presidents' Organization for 2003-2004. Currently, he is a member of the board of directors of the following entities: Cappello Group, Inc., RAND Corporation (Center for Middle East Public Policy), Advanced Biotherapy Inc. (OTCBB), CytRx Corporation (NASDAQ), Independent Colleges of Southern California (ICSC), USC Marshall School of Business, Greif Center for Entrepreneurial Studies, USC Advancement Council, Trustee Friends of Florence (Florence, Italy), and Chairman Emeritus of Catholic Big Brothers of Los Angeles.

         MICHAEL J. KOSS was appointed to fill a vacancy on our board of directors in September 2004 and is the chair of the Audit Committee. He has held various positions at Koss Corporation since 1976, and has been a director of Koss since 1985. He was elected President, Chief Operating Officer and Chief Financial Officer of Koss in 1987, Chief Executive Officer in 1991 and Vice-Chairman in 1998. Mr. Koss is also director of Strattec Security Corporation (NASDAQ).

         CHARLES H. RIVKIN was appointed to fill a vacancy on our board of directors in September 2004 and is the chair of the Compensation Committee. Mr. Rivkin has been associated with the Jim Henson Company since 1988. He served as the Chief Executive Officer of the Jim Henson Company from 2000-2003 and is currently on the board of directors. He previously served as the President and Chief Operating Officer of the Jim Henson Company from 1995-2000. Mr. Rivkin is also on the board of directors of three other private companies.

         PETER H. SCHLESSEL was appointed to fill a vacancy on our board of directors in September 2004. Mr. Schlessel has been working as a consultant with Senator International Participant Productions since January of 2004. Previously, he spent fifteen years with Sony Pictures Entertainment, serving as President of Columbia Pictures from 2003-2004. Mr. Schlessel is also on the board of directors of three private companies.

DIRECTORS' MEETINGS AND COMMITTEES

         The board of directors has an Audit Committee and a Compensation Committee. During fiscal year 2003, the board held five meetings. All directors attended at least 75% of the meetings held by the board of directors and the committees on which he or she served during 2003, except for Deborah Law Cross and Margaret Loesch, prior board members, who each attended two of the three Audit Committee meetings, and Nancy Evensen, a prior board member, who attended one of the three meetings held by the Audit Committee.

         Directors and executive officers are elected annually.

         The board's Audit Committee, whose current members were appointed in September 2004, is comprised of Michael J. Koss (chairperson and financial expert), Alexander L. Cappello and Peter H. Schlessel. The Audit Committee is responsible for assisting the board of directors with oversight of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence and (4) the performance of the Company's internal accounting function and independent registered auditors. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent registered auditors, and is an "audit committee" for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee held three meetings in fiscal 2003 but has been unable to hold any meetings since August 2003 pending the appointment of a chairperson, a financial expert and additional independent directors, all of which occurred in September 2004.

         The board's Compensation Committee, whose current members were appointed in September 2004, is comprised of Charles H. Rivkin (chairperson), Alexander L. Cappello, Michael J. Koss and Peter H. Schlessel. The Compensation Committee, in addition to such other duties as may be specified by the board of directors, reviews the compensation and benefits of senior managers and makes appropriate recommendations to the board of directors, administers the Company's 1997, 2000 and 2003 stock option plans and the 2004 Stock Incentive Plan and prepares on an annual basis a report on executive compensation. The Compensation Committee held five meetings in fiscal 2003.

         A Nominating Committee has not been established due to the small size of the Company and our board. Until a Nominating Committee is established the nominating decisions are made by the board.

DIRECTOR INDEPENDENCE

         Although the Company is not listed on Nasdaq, the Company's board of directors reviewed the independence of its directors as of September ___, 2004 under the standards of The Nasdaq Stock Market applicable to directors of listed companies. Based on this review, the board of directors determined that each of Michael J. Koss, Charles H. Rivkin and Peter H. Schlessel is an independent director under those standards. These three directors constitute a majority of the board of directors of the Company.

CODE OF ETHICS

         We adopted a Code of Ethics on February 27, 2004 that applies to our principal executive officer, principal financial officer and controller or principal accounting officer, or persons performing similar functions. The Code of Ethics was filed as an exhibit to our Annual Report for fiscal year 2003 and has been placed on the Company's website at www.geniusproducts.com.

COMMUNICATIONS BETWEEN STOCKHOLDERS AND THE BOARD OF DIRECTORS

         We have placed on our web site located at www.geniusproducts.com a description of the procedures for stockholders to communicate with the board of directors.

POLICY WITH REGARD TO BOARD MEMBERS' ATTENDANCE AT ANNUAL MEETINGS

         We believe that the annual meeting of stockholders is a good opportunity for the stockholders to meet and, if appropriate, ask questions of the board of directors. It is also a good opportunity for the members of the board of directors to hear any feedback the stockholders may share with the Company at the meeting. It is our policy that our directors are invited and strongly encouraged to attend the Company's annual meeting of stockholders. We will reimburse all reasonable out of pocket traveling expenses incurred by the directors in attending the annual meeting. At the time of our 2003 Annual Meeting of Stockholders, we had six directors, two of whom were in attendance at our 2003 Annual Meeting of Stockholders.

REPORT OF THE AUDIT COMMITTEE

         THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

         The Audit Committee is comprised of three members of our board of directors. The board of directors has reviewed the independence of the Audit Committee members under the standards of The Nasdaq Stock Market and the Securities and Exchange Commission (the "Commission") applicable to Audit Committee members of listed issuers. All of the Audit Committee members are considered to be independent under these standards except for Alexander Cappello, who may not be an independent member of the Audit Committee due to compensation that we paid to Cappello Capital Corp. (see discussion below under "Certain Relationships and Related Transactions"). However, the board of directors has determined that Mr. Cappello has the skills and experience to provide substantial contributions to, and become a valuable member of, the Audit Committee. Given the absence of another independent board member, the board believes that it is in the best interests of the Company and its shareholders for Mr. Cappello to serve on the Audit Committee.

         The duties and responsibilities of the Audit Committee are set forth in our Audit Committee Charter, which was amended and restated by the board of directors in September 2004. The full text of the Amended and Restated Audit Committee Charter is attached as Appendix A of this Proxy Statement and has been placed on our website at www.geniusproducts.com.

         As discussed above, the Audit Committee has not met since August 2003 pending the appointment of a chairperson, a financial expert and additional independent directors, all of which occurred in September 2004. Due to the inability to function prior to September 2004, the Audit Committee has not yet:

         o reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2003, with the Company's management and with the Company's independent registered auditors;

         o discussed with our independent registered auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and

         o received and discussed the written disclosures and the letter from the Company's independent registered auditors required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) nor has it discussed with its independent registered auditors its independence.

         At the time of filing of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, the Audit Committee made no recommendation to the board of directors regarding the inclusion of the Company's audited financial statements in the Annual Report.

                                                 AUDIT COMMITTEE:
                                                 Michael J. Koss, Chairperson
                                                 Alexander L. Cappello
                                                 Peter H. Schlessel

FEES OF INDEPENDENT PUBLIC ACCOUNTANTS

         AUDIT FEES. The aggregate fees billed for our fiscal years ended December 31, 2003 and 2002 by Cacciamatta Accountancy Corporation for the audit of our financial statements for each of those years and the review of our financial statements included in our Quarterly Reports on Form 10-QSB during those financial years were $51,260 and $48,798, respectively.

         AUDIT-RELATED FEES. Fees billed by Cacciamatta Accountancy Corporation for assurance and related services during our fiscal years ended December 31, 2003 and 2002 were $6,335 and $2,126, respectively.

         TAX FEES. Cacciamatta Accountancy Corporation did not bill us any fees for tax compliance, tax advice and tax planning for our fiscal years ended December 31, 2003 and 2002.

         ALL OTHER FEES. Cacciamatta Accountancy Corporation did not bill us for any services or products other than as reported above during our fiscal years ended December 31, 2003 and 2002, respectively.

AUDIT COMMITTEE APPROVALS

         The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Company's independent registered auditors. The Audit Committee has delegated certain of its pre-approval authority to the Chairperson of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairperson of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee or Chairperson of the Audit Committee reviews and, if appropriate, approves non-audit service engagements, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation and the likely impact of the non-audit services on the independence of the independent auditors.

         Since the effective date of the Commission rules requiring pre-approval of non-audit services on May 6, 2003, each new engagement of the Company's independent registered auditors to perform non-audit services has been approved in advance by the Audit Committee or the Chairperson of the Audit Committee pursuant to the foregoing procedures.

         The prior members of the Audit Committee of the board of directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of Cacciamatta Accountancy Corporation.

         The board of directors, upon the recommendation of the Audit Committee, will select the independent accountant for the current fiscal year ending December 31, 2004, which selection has not yet been made pending the first meeting of the newly constituted Audit Committee. It is expected that a representative of the independent registered auditors will be present at the Annual Meeting and will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions.

         AUDIT COMMITTEE FINANCIAL EXPERT

         The board of directors has determined that at least one of the members of the Audit Committee, Michael J. Koss, qualifies as an "audit committee financial expert" as defined by the rules of the Commission based on his work experience and duties as the Chief Financial Officer and Chief Executive Officer of Koss Corporation.

         DIRECTOR COMPENSATION

         Before September 2004, directors did not receive cash compensation for their services as directors but were reimbursed for expenses actually incurred in connection with attending meetings of the board of directors. As of the September 2004 director appointments, each non-employee director will receive a fee of $200 for each committee meeting attended. The chair of the committee will receive a fee of $300 for each committee meeting attended. Directors will be reimbursed for expenses actually incurred in connection with attending meetings of the board of directors and/or committee meetings.

         For the last two quarters of fiscal year 2001 and the first two quarters of fiscal year 2002, each director received 2,000 fully vested restricted shares of our common stock for each quarter of service on the board. A total of 24,000 shares was awarded at a value of $1.30 per share, 8,000 shares each to Klaus Moeller and Larry Balaban, who were members of the board at that time.

         Each director appointed from April 2002 through October 2003 who was not also an officer received a fully vested option to purchase 10,000 shares of our common stock for joining the board. David Anderson, Richard Bermingham and Nancy Evensen, each appointed to the board on May 13, 2002, received options with an exercise price of $2.59 per share which was the closing price of our common stock on May 13, 2002, the date of the grant.

         At our 2002 Annual Meeting, each director who was not also an officer received an option to purchase 25,000 shares of our common stock for a year of service on the board. These options vested following the year of service. The exercise price for options granted to David Anderson, Richard Bermingham, Deborah Law Cross, Nancy Evensen and Margaret Loesch was $1.53 per share, which was the closing price of our common stock on July 8, 2002, the date of the grant.

         At our 2003 Annual Meeting, each director who was not also an officer received an option to purchase 25,000 shares of our common stock for a year of service on the board. These options vested following the year of service. The exercise price for options granted to David Anderson, Richard Bermingham, Nancy Evensen and Margaret Loesch was $1.13 per share, which was the closing price of our common stock on July 7, 2003, the date of the grant. David Anderson, Richard Bermingham and Margaret Loesch resigned from the board in the last quarter of 2003 for personal reasons, and their options were cancelled as they had not yet vested.

         On October 20, 2003, Carl Amari was granted a fully vested option to purchase 10,000 shares of our common stock upon his appointment to the board and an option to purchase 17,877 shares of our common stock for service on the board until the next annual meeting (the option to purchase 25,000 shares of common stock for a full year's service on the board granted to each of the other directors was prorated for the term of service remaining until the anniversary date of the prior year's annual meeting). The option for 17,877 shares vested on July 7, 2004, the anniversary date of the prior year's annual meeting. The exercise price for these options was $1.40 per share, which was the closing price of our common stock on October 20, 2003, the date of the grant.

         On October 31, 2003, the Compensation Committee authorized the grant of options for board service to directors who were also officers (Klaus Moeller and Larry Balaban). The Compensation Committee also authorized an increase in the annual option grant to directors, including directors who were also officers. This increase from an annual option grant to purchase 25,000 shares of our common stock to an option to purchase 37,500 shares of our common stock was prorated for the term of service remaining until the anniversary date of the prior year's annual meeting and vested on July 7, 2004, the anniversary date of the prior year's annual meeting. Carl Amari and Nancy Evensen each received an option to purchase 8,562 shares of common stock. Larry Balaban and Klaus Moeller each received an option to purchase 25,685 shares of common stock. The exercise price for each option was $1.50 per share. The closing price of our common stock on October 31, 2003, the date of the grant, was $1.36. Larry Balaban's option has been cancelled as he resigned from board service prior to the vesting date of his option.

         On September __, 2004, newly appointed directors Alexander L. Cappello, Michael J. Koss, Charles H. Rivin and Peter H. Schlessel were each granted an option to purchase 429,520 shares of our common stock for their board service. The option grant vests ratably over a period of three years. If a director resigns during the term, is removed from office or is not reelected, the director will keep the vested options and the unvested options will be cancelled. The exercise price for these options was $1.__ per share.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information known to us with respect to the beneficial ownership of common stock as of September __, 2004, by
(i) each person who is known by us to own beneficially more than 5.0% of common stock, (ii) each of our directors and executive officers, and (iii) all of our officers and directors as a group. Except as otherwise listed below, the address of each person is c/o Genius Products, Inc., 740 Lomas Santa Fe, Suite 210, Solana Beach, California 92075.

                                                               Shares Beneficially Owned (1)
                                                               -----------------------------
               Name and Address of Owner                          Number        Percent (2)
--------------------------------------------------------       -------------   -------------
Klaus Moeller, Chairman of the Board,
     Chief Executive Officer, Director
     and Director Nominee                                      1,725,918 (3)          6.58
Alexander L. Cappello, Director and Director
     Nominee                                                      23,864 (4)          *
Michael J. Koss, Director and Director Nominee                    23,864 (4)          *
Michael Meader, President                                      1,411,233 (5)          5.42
Mark J. Miller, Chief Operating Officer                          225,000 (6)          *
Charles H. Rivkin, Director and Director Nominee                  23,864 (4)          *
Peter H. Schlessel, Director and Director Nominee                 35,864 (4)          *
Andrew C. Schmidt, Chief Financial Officer                       125,000 (7)          *
Howard Balaban, Executive Vice President                       1,146,190 (8)          4.43
Larry Balaban, Executive Vice President                        1,158,731 (9)          4.48
Julie Ekelund, Executive Vice President                          987,875 (10)         3.80
Trevor Drinkwater, Executive Vice President                      250,000 (11)         *

Carl Amari (12)                                                1,457,361 (12)         5.78
David and Pamela Anderson (13)                                 1,722,081 (13)         6.60
Jon D. and Linda W. Gruber (14)                                1,457,842 (14)         5.78
Robert Kantor (15)                                             1,363,030 (15)         5.28
J. Patterson McBaine (14)                                      1,299,100 (14)         5.16

All officers and directors as a group (12 persons)             7,137,403             23.86


* Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of September __, 2004, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Except as pursuant to applicable community property laws or as noted in the footnotes below, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

(2) Percentages are based on 25,193,312 shares of common stock outstanding which does not include 12,167,943 shares of common stock issuable upon the exercise of outstanding employee and consultant options (other than when included for the calculation of ownership percentage as described in footnote 1 above) and 11,075,255 shares of common stock issuable upon the exercise of outstanding warrants.

(3) Includes 90,000 shares held by Shelly Moeller (as her sole property), who is the wife of Klaus Moeller and 75,000 shares held by Dorian Lowell as custodian for 37,500 shares each for Tia and Hayden Moeller. Tia Moeller is the daughter of Klaus Moeller. Hayden Moeller is the son of Klaus Moeller. Also includes a warrant to purchase 28,572 shares expiring on June 2, 2008, with an exercise price of $1.40 per share; an option to purchase 300,000 shares expiring on January 3, 2012, with an exercise price of $0.63 per share; an option to purchase 322,000 shares expiring on October 31, 2013, with an exercise price of $1.50 per share; an option to purchase 25,685 shares expiring on October 31, 2013, with an exercise price of $1.50 per share and an option to purchase 375,000 shares expiring September __, 2014, with an exercise price of $2.00 per share. Excludes 543,787 shares held by Algarvida LDA, an entity controlled by Isable Moeller, who is the sister of Klaus Moeller. Mr. Moeller disclaims all beneficial ownership of such shares.

(4) Includes an option to purchase 23,864 shares expiring September __, 2014, with an exercise price of $1.__ per share.

(5) Includes 25,000 shares held by Suzanne Meader, who is the wife of Michael Meader. Also includes a warrant to purchase 28,572 shares expiring on June 2, 2008, with an exercise price of $1.40 per share; an option to purchase 300,000 shares expiring on January 3, 2012, with an exercise price of $0.63 per share; an option to purchase 218,000 shares expiring on October 31, 2013, with an exercise price of $1.50 per share and an option to purchase 287,500 shares expiring September __, 2014, with an exercise price of $2.00 per share.

(6) Includes an option to purchase 225,000 shares expiring September __, 2014, with an exercise price of $2.00 per share.

(7) Includes an option to purchase 125,000 shares expiring September __, 2014, with an exercise price of $2.00 per share.

(8) Includes a warrant to purchase 28,572 shares expiring on June 2, 2008, with an exercise price of $1.40 per share; an option to purchase 300,000 shares expiring on January 3, 2012, with an exercise price of $0.63 per share; an option to purchase 177,500 shares expiring on October 31, 2013, with an exercise price of $1.50 per share and an option to purchase 175,000 shares expiring September __, 2014, with an exercise price of $2.00 per share.

(9) Includes a warrant to purchase 28,572 shares expiring on June 2, 2008, with an exercise price of $1.40 per share; an option to purchase 300,000 shares expiring on January 3, 2012, with an exercise price of $0.63 per share; an option to purchase 177,500 shares expiring on October 31, 2013, with an exercise price of $1.50 per share and an option to purchase 175,000 shares expiring September __, 2014, with an exercise price of $2.00 per share.

(10) Includes an option to purchase 10,000 shares expiring on July 1, 2006, with an exercise price of $0.80 per share; a warrant to purchase 162,000 shares expiring on April 1, 2007, with an exercise price of $0.63 per share; a warrant to purchase 28,572 shares expiring on June 2, 2008, with an exercise price of $1.40 per share; an option to purchase 300,000 shares expiring on January 3, 2012, with an exercise price of $0.63 per share and an option to purchase 175,000 shares expiring September __, 2014, with an exercise price of $2.00 per share.

(11) Includes an option to purchase 75,000 shares expiring July 16, 2014, with an exercise price of $2.00 per share and an option to purchase 175,000 shares expiring September __, 2014, with an exercise price of $2.00 per share.

(12) Includes 70,922 shares held by Falcon Picture Group, LLC. Mr. Amari is the CEO and President of Falcon. Also includes an option to purchase 10,000 shares expiring on October 20, 2013, with an exercise price of $1.40 per share; an option to purchase 17,877 shares expiring on October 20, 2013, with an exercise price of $1.40 per share; and an option to purchase 8,562 shares expiring on October 31, 2013, with an exercise price of $1.50 per share. The mailing address for Mr. Amari is c/o Falcon Picture Group, LLC, 974 Estes Court, Schaumburg, IL 60193.

(13) Includes a warrant to purchase 35,715 shares expiring on May 22, 2008, with an exercise price of $1.40 per share; a warrant to purchase 820,000 shares expiring on January 3, 2007, with an exercise price of $0.63 per share; an option to purchase 10,000 shares expiring on May 13, 2012, with an exercise price of $2.59 per share and an option to purchase 25,000 shares expiring on July 7, 2012, with an exercise price of $1.53 per share. Mr. Anderson's address is 3231 Winderly Pine Cove, Memphis, TN 38125.

(14) Gruber & McBaine Capital Management, LLC ("GMCM"), is the investment advisor for Firefly Partners, LP, Gruber & McBaine International and Lagunitas Partners LP. Each of GMCM, Jon D. Gruber and J. Patterson McBaine filed a Schedule 13G dated August 27, 2004, reporting that as of August 25, 2004 each was the beneficial owner of 1,244,742 shares of common stock as to which each has shared voting power. GMCM is controlled by Jon D. Gruber and J. Patterson McBaine. Shares beneficially owned include in Firefly Partner's name a warrant to purchase 20,000 shares of common stock at an exercise price of $3.00 per share; in the name of Jon D. and Linda W. Gruber a warrant to purchase 25,000 shares of common stock at an exercise price of $3.00 per share; in the name of Gruber & McBaine International a warrant to purchase 30,714 shares of common stock at an exercise price of $3.00 per share; in the name of Lagunitas Partners LP a warrant to purchase 131,443 shares of common stock at an exercise price of $3.00 per share and in the name of J. Patterson McBaine a warrant to purchase 7,143 shares of common stock at an exercise price of $3.00 per share. The mailing address for GMCM is 50 Osgood Place, San Francisco, CA 94133.

(15) Includes in Robert Kantor's name two warrants to purchase 25,000 shares and 22,000 shares, respectively, each at an exercise price of $3.00 per share; two warrants to purchase 145,000 shares and 71,500 shares, respectively, each at an exercise price of $1.40 per share and a warrant to purchase 25,000 shares at an exercise price of $1.00 per share. Mr. Kantor also has beneficial ownership for the equity of David Becker, the Trust of William Becker, Becker Kantor Partners of whom Mr. Kantor is a partner and Francis Greenburger. This beneficial ownership includes in David Becker's name two warrants to purchase 25,000 shares each, one at an exercise price of $3.00 per share and one at an exercise price of $1.00 per share; in the name of the Trust of William Becker two warrants to purchase 25,000 shares each, one at an exercise price of $3.00 per share and one at an exercise price of $1.00 per share; in the name of Becker Kantor Partners a warrant to purchase 35,715 shares at an exercise price of $1.40 per share and in the name of Francis Greenburger two warrants to purchase 100,000 shares each, one at an exercise price of $3.00 per share and one at an exercise price of $1.00 per share. Mr. Kantor's address is c/o Time Equities, 55 Fifth Avenue, New York, NY 10003.

                  COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

         Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of our equity securities on Form 4 or 5. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a). Based solely upon a review of such forms actually furnished to the Company, and written representations of certain of our directors and executive officers that no forms were required to be filed, all directors, executive officers and 10% stockholders have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act, except that late filings of Forms 3 and 4 were made as follows: (i) a Form 3 filing for Carl Amari (a former director) due on October 22, 2003; (ii) Form 4s for Carl Amari due on November 4, 2003, and December 24, 2003; (iii) Form 4s for Klaus Moeller, Michael Meader, Larry Balaban, Howard Balaban and Julie Ekelund due on June 4, 2003 and November 4, 2003; (iv) Form 4s for Nancy Evensen (a former director) due on July 9, 2003, and November 4, 2003; (v) Form 4s for David Anderson (a former director) due on May 29, 2003, and July 9, 2003; (vi) a Form 4 for Richard Bermingham (a former director) due on July 9, 2003; and (vii) a Form 4 for Margaret Loesch (a former director) due on July 9, 2003.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Our Compensation Committee (the "Committee"), which is comprised of four outside directors, is responsible for considering and approving compensation arrangements for our senior management, including our executive officers and the chief executive officer. Based on the review described under "Director Independence", the board has determined that three of the members of the Compensation Committee are independent under the applicable standards of the Nasdaq Stock Market. Mr. Cappello is not deemed to be an independent member of this Committee. The objectives of the Committee in establishing compensation arrangements for senior management are to: (i) attract and retain key executives who are important to our continued success, and (ii) provide strong financial incentives, at reasonable cost to the stockholders, for senior management to enhance the value of the stockholders' investment.

         The primary components of our executive compensation program are (i) base salary, (ii) incentive compensation bonuses, and (iii) stock options.

         The Committee believes that:

         o our incentive plans provide strong incentives for management to increase stockholder value;
         o our pay levels are appropriately targeted to attract and retain key executives; and
         o our total compensation program is a cost-effective strategy to increase stockholder value.

BASE SALARIES

         Executive officers' base salaries are reviewed periodically by the Committee, based on level of responsibility and individual performance. It is our objective that base salary levels, in the aggregate, be at competitive salary levels. In fixing competitive base salary levels, the prior members of the Committee relied upon the recommendations of our financial advisors.

INCENTIVE BONUSES

         We provide incentive compensation to certain key employees, including all executive officers, in a form which relates the financial reward to the employee's contribution to the Company and the Company's performance.

         Bonuses awarded in fiscal 2003 were based upon the recommendations of our financial advisors.

STOCK INCENTIVE PLANS

         We have previously established the Genius Products, Inc., 2000 Non-Qualified Stock Option Plan, most recently amended and restated as of November 20, 2001, and the Genius Products, Inc., 2003 Stock Option Plan. These plans are collectively referred to as the "Option Plans". The Option Plans authorize the Committee to grant to officers and other key employees stock incentive awards in the form of stock options. During fiscal 2003, the Committee granted options to purchase common stock to the executives as shown in the Summary Compensation Table.

         On September __, 2004, the board of directors authorized the adoption of Genius Products, Inc., 2004 Stock Incentive Plan (the "2004 Plan"). The 2004 Plan and the grants made to date under the terms of the 2004 Plan are described in this Proxy Statement under Proposal 2.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         The compensation awarded to Mr. Moeller reflects the basic philosophy generally discussed above that compensation be based on Company and individual performance.

         The previous members of the Committee determined Mr. Moeller's base salary for fiscal 2003 based on the review described above. With respect to Incentive Bonuses and the Option Plans, Mr. Moeller's awards for fiscal 2003 were determined in the same manner as for all other participants in these plans.

                                               COMPENSATION COMMITTEE:
                                               Charles H. Rivkin, Chairperson
                                               Alexander L. Cappello
                                               Michael J. Koss
                                               Peter H. Schlessel

                             EXECUTIVE COMPENSATION

         The following table sets forth compensation information for services rendered to us by our chief executive officers and the four most highly compensated executive officers, other than the chief executive officer, whose salary and bonus in the most recent fiscal year exceeded $100,000 (referred to as the "named executive officers"). The information reflects compensation received in all capacities (other than in the case of Klaus Moeller's and Larry Balaban's capacity as directors) during each of the prior three fiscal years. Director compensation for Klaus Moeller and Larry Balaban is described in the footnotes to the following table, and under the caption "Director Compensation". The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. Shares issued in lieu of compensation are listed in the year the salary was due.

                                                        Long-Term Compensation
                                                      --------------------------
                                                               Awards              Payouts
                                                      -------------------------- -----------
                                                                     Securities               All Other
                                                        Restricted   Underlying              Compensation
                                                           Stock     Option/SARs    LTIP          $
                                     Salary     Bonus     Awards         and       Payouts       (Car
   Name and Position       Year         $         $          $        Warrants        $       Allowance)
------------------------  -----     ----------- -----   ----------   ----------   ---------- ------------
Klaus Moeller             2003      150,000 (1) 45,000    28,572 (1)  572,000(1)      0         9,000
CEO                       2002      150,000 (1)   0       47,619 (1)    450,000       0         9,000
                          2001      150,000 (1)   0      117,560 (1)    200,000       0         5,000

Michael Meader
President                 2003      150,000 (2) 15,000    28,572 (2)  468,000(2)      0          9000
                          2002      150,000 (2)   0       47,619 (2)    450,000       0         9,000
                          2001      150,000 (2)   0       42,560 (2)    200,000       0         5,000
Howard Balaban
Executive VP              2003      150,000 (3) 15,000    28,572 (3)  427,500(3)      0         9,000
                          2002      150,000 (3)   0       47,619 (3)    450,000       0         9,000
                          2001      150,000 (3)   0       42,560 (3)    200,000       0         5,000
Larry Balaban
Executive VP              2003      150,000 (3) 15,000    28,572 (3)  427,500(3)(4)   0         9,000
                          2002      150,000 (3)   0       47,619(3)(4)  450,000       0         9,000
                          2001      150,000 (3)   0       42,560 (3)    200,000       0         5,000
Julie Ekelund
Executive VP              2003      150,000 (5) 15,000    28,572 (5)  427,500(5)      0         9,000
                          2002      150,000 (5)   0       20,000 (5)    450,000       0         9,000

* The number of shares and share prices disclosed reflect the one-for-four reverse stock split which occurred on April 10, 2001.

(1) During 2001, in response to our limited cash flow, Mr. Moeller accepted $75,000 of unpaid 2001 salary in the form of shares of common stock based upon the closing price of the common stock on January 2, 2001, which was $0.80 (as adjusted for the April 10, 2001 reverse stock split). Pursuant to this agreement, Mr. Moeller was issued 93,750 shares of stock on June 10, 2001. Mr. Moeller received 23,810 shares for an additional $15,000 of unpaid 2001 salary and agreed to accept 47,619 shares as a signing bonus for entering into a three-year employment agreement as of January 3, 2002, with a $30,000 reduction of 2002 salary. These issuances were made as of January 3, 2002, at $0.63 per share. During 2003, in response to our limited cash flow, Mr. Moeller accepted $20,000 of his 2003 salary in exchange for 28,572 shares of common stock valued at $0.70 per share and a five-year warrant to purchase 28,572 shares of common stock at an exercise price of $1.40. These issuances were made as of June 2, 2003, at the same price of a private placement that was ongoing at that time. For his service as a director, Mr. Moeller received (i) 12,000 shares of common stock on July 31, 2001 for service for the six quarters prior to the date of grant (2,000 shares per quarter); (ii) 8,000 shares of common stock on August 23, 2002 for service for the four quarters prior to the date of grant (2,000 shares per quarter); and (iii) on October 31, 2003, an option to purchase 25,685 shares of common stock at an exercise price of $1.50 per share.

(2) Mr. Meader was appointed our President in May of 2002. He previously served as an Executive Vice President beginning in April of 1998, and as Executive Vice President -- Distribution beginning in January 2002. In 2001, in response to our limited cash flow, Mr. Meader accepted $15,000 of unpaid 2001 salary in the form of shares of common stock based upon the closing price of the common stock as of January 2, 2001, which was $0.80 (as adjusted for the April 10, 2001 reverse stock split). Pursuant to this agreement, Mr. Meader was issued 18,750 shares of common stock on June 10, 2001. Mr. Meader received 23,810 shares for an additional $15,000 of unpaid 2001 salary and agreed to accept 47,619 shares as a signing bonus for entering into a three-year employment agreement as of January 3, 2002, with a $30,000 reduction of 2002 salary. These issuances were made as of January 3, 2002, at $0.63 per share. During 2003, in response to our limited cash flow, Mr. Meader accepted $20,000 of his 2003 salary in exchange for 28,572 shares of common stock valued at $0.70 per share and a five-year warrant to purchase 28,572 shares of common stock at an exercise price of $1.40. These issuances were made as of June 2, 2003, at the same price of a private placement that was ongoing at that time.

(3) During 2001, in response to our limited cash flow, Larry Balaban and Howard Balaban each accepted $15,000 of unpaid 2001 salary in the form of shares of common stock based upon the closing price of the common stock as of January 2, 2001, which was $0.80 (as adjusted for the April 10, 2001 reverse stock split). Pursuant to this agreement, each was issued 18,750 shares of common stock on June 10, 2001. Larry Balaban and Howard Balaban each received 23,810 shares for an additional $15,000 of unpaid 2001 salary and agreed to accept 47,619 shares as a signing bonus for entering into a three-year employment agreement as of January 3, 2002, with a $30,000 reduction of 2002 salary. These issuances were made as of January 3, 2002, at $0.63 per share. During 2003, in response to the Company's limited cash flow, Larry Balaban and Howard Balaban each accepted $20,000 of his 2003 salary in exchange for 28,572 shares of common stock valued at $0.70 per share and a five-year warrant to purchase 28,572 shares of common stock at an exercise price of $1.40. These issuances were made as of June 2, 2003, at the same price of a private placement that was ongoing at that time.

(4) For his service as a director, Larry Balaban received (i) 8,000 shares of common stock on August 23, 2002, for service for the four quarters prior to the date of grant (2,000 shares per quarter); and (ii) on October 31, 2003, an option to purchase 25,685 shares of common stock at an exercise price of $1.50 per share, as further described under "Director Compensation". The option to purchase 25,685 shares of common stock has been cancelled as Larry Balaban resigned before completing his year of board service.

(5) Ms. Ekelund agreed to accept 20,000 shares of common stock as a signing bonus for entering into a three-year employment agreement as of April 1, 2002, with a $30,000 reduction of 2002 salary. This issuance was made as of April 1, 2002, at $1.50 per share. The table reflects Ms. Ekelund's annual salary of $150,000. She received compensation for nine months in 2002. During 2003, in response to the Company's limited cash flow, Ms. Ekelund accepted $20,000 of her 2003 salary in exchange for 28,572 shares of common stock valued at $0.70 per share and a five-year warrant to purchase 28,572 shares of common stock at an exercise price of $1.40. These issuances were made as of June 2, 2003, at the same price of a private placement that was ongoing at that time.

         The following table sets forth the options granted, if any, to the named executive officers during the Company's fiscal year ended December 31, 2003. This table does not include the warrant to purchase 28,572 shares of common stock granted to each executive in lieu of $20,000 of 2003 salary or options granted to certain executives also serving as directors as described above.

                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR*

                                                  INDIVIDUAL GRANTS

                                 Number of          Percent of Total
                                 Securities           Options/SARs
                                 Underlying            Granted to
                                Options/SARs      Employees in Fiscal      Exercise or Base
           Name                 Granted (#)             Year (%)             Price ($/SH)          Expiration Date
------------------------        ------------      -------------------      -----------------      ----------------
Klaus Moeller                     572,000                    23                 $1.50             October 31, 2013
Michael Meader                    468,000                    19                  1.50             October 31, 2013
Howard Balaban                    427,500                    17                  1.50             October 31, 2013
Larry Balaban                     427,500                    17                  1.50             October 31, 2013
Julie Ekelund                     355,500                    14                  1.50             October 31, 2013


* The number of shares and share prices disclosed reflect the one-for-four reverse stock split which occurred on April 10, 2001.

         The following table sets forth information concerning the value of exercisable and unexercisable options at December 31, 2003 held by our named executive officers. No options were exercised by any of the named executive officers during 2003. This table does not include warrants.

                            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                         FISCAL YEAR-END OPTION VALUES*

                                Number of Securities Underlying       Value of Unexercised In-The-Money Options
                               Unexercised Options at FY-End (#)                  at FY-End ($) (1)
                               ---------------------------------          ----------------------------------
           Name                Exercisable         Unexercisable          Exercisable          Unexercisable
-----------------------        -----------         -------------          -----------          -------------
Klaus Moeller                     622,000            425,685               $883,000              $556,185
Michael Meader                    518,000            400,000               $779,000              $530,500
Howard Balaban                    477,500            400,000               $738,500              $530,500
Larry Balaban                     477,500            425,685               $738,500              $556,185
Julie Ekelund                     415,000            400,000               $666,000              $530,500

* The number of shares and share prices disclosed reflect the one-for-four reverse stock split which occurred on April 10, 2001.

(1) Based on the closing price for our common stock at the close of market on December 31, 2003. On December 31, 2003, the price of our common stock was $2.50. The lowest exercise price of any outstanding option at December 31, 2003, was $0.63.

EMPLOYMENT AGREEMENTS

         All of the above executives signed three-year employment agreements which commenced as of January 3, 2002, except for Julie Ekelund, whose agreement commenced as of April 1, 2002. These employment agreements were extended until January 2, 2006, pursuant to an amendment to each agreement as of October 31, 2003. See "Certain Relationships and Related Transactions" below for a discussion of all of our executive employment agreements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Alexander L. Cappello is a Managing Director of Cappello Capital Corp., investment bankers. We retained Cappello Capital Corp. to perform corporate finance advisory services for us for a two-year period commencing in March 2004. As of September 23, 2004, we have paid $60,000 in compensation and $688 in reimbursement for expenses under the terms of our retainer agreement with Cappello Capital Corp.

         Andrew C. Schmidt entered into a one-year employment agreement with us to act as our Chief Financial Officer effective August 23, 2004. Under the employment agreement, Mr. Schmidt is entitled to an annual salary of $160,000 and a grant of an option to purchase 75,000 shares of common stock which vest on August 23, 2005. The option is exercisable for a period of 10 years from the date of grant at an exercise price of $1.44 per share, the market price on the date of grant. Under the terms of this employment agreement, after the first three months of the agreement, if Mr. Schmidt dies or is terminated without cause (as defined in the employment agreement), he will receive three months of salary as severance pay. Severance pay under this employment agreement is due and payable in full immediately upon Mr. Schmidt's termination or death.

         Trevor J. Drinkwater entered into a one-year employment agreement with us to act as our Executive Vice President of DVD Sales effective July 16, 2004. Under the employment agreement, Mr. Drinkwater is entitled to an annual salary of $175,000, a bonus of 2% of the net sales in excess of a total of $15 million achieved by the Company in the third and fourth quarters of 2004, if any, reimbursement of up to $5,000 for his moving expenses and a grant of an option to purchase 150,000 shares of common stock which vest as follows: 50% on the July 16, 2004, and 10% on January 16, 2005, February 16, 2005, March 16, 2005,
April 16, 2005, and May 16, 2005. The option is exercisable for a period of 10 years from the date of grant at an exercise price of $2.00 per share, an amount exceeding the market price on the date of grant that was set by our negotiations with Mr. Drinkwater. Under the terms of this employment agreement, after the first three months of the agreement, if Mr. Drinkwater dies or is terminated without cause (as defined in the employment agreement), he will receive three months of salary as severance pay. Severance pay under this employment agreement is due and payable in full immediately upon Mr. Drinkwater's termination or death.

         Mark J. Miller entered into a one-year employment agreement with us to act as our Chief Operating Officer effective February 2, 2004. Under the employment agreement, Mr. Miller was awarded a signing bonus of $20,000 and is entitled to an annual salary of $173,000 and a grant of an option to purchase 150,000 shares of common stock which vest on February 1, 2005. The option is exercisable for a period of 10 years from the date of grant at an exercise price of $2.55 per share, the market price on the date of grant. Under the terms of this employment agreement, after the first three months of the agreement, if Mr. Miller dies or is terminated without cause (as defined in the employment agreement), he will receive six months of salary as severance pay. Severance pay under this employment agreement is due and payable in full immediately upon Mr. Miller's termination or death.

         On January 22, 2004, the officers' notes receivable held by Genius Products as subscriptions receivable were paid off by tendering shares of Genius Products common stock pursuant to the terms of the notes. The balance of each note at the time of the payoff was approximately $471,219. Klaus Moeller and Michael Meader each tendered 168,052 shares to retire their loans. Larry Balaban and Howard Balaban tendered 170,405 shares and 174,883 shares, respectively, tendering additional shares to retire advances in the amount of approximately $6,600 and $19,153, respectively, previously made to them.

         On January 22, 2004, certain notes receivable held by Genius Products as subscriptions receivable were paid off by tendering shares of Genius Products common stock pursuant to the terms of the notes. 1,285,200 restricted shares were previously issued upon the conversion of certain warrants. The warrant exercise price was paid by secured promissory notes totaling $728,400 with two related parties. Of the total, 660,000 shares with an exercise price of $0.63 each ($415,800 total) were issued to S G Consulting Inc., an entity controlled by Sean Goodchild, who was the owner of more than 5% of our common stock when these shares were included in his ownership. The balance of 625,200 shares with an exercise price of $0.50 each ($312,600 total) was issued to Algarvida LDA, an entity that is controlled by Isabel Moeller, who is the sister of our Chief Executive Officer, Klaus Moeller. Mr. Goodchild and Ms. Moeller tendered 164,346 and 123,556 shares, respectively, in repayment of the balance of the loans in the amount of approximately $460,826 and $346,451, respectively.

         On December 31, 2003, we entered into a sublease arrangement with the Meader Family Limited Trust, a related party, under which we rent a portion of a warehouse facility (approximately 8,000 square feet) in Atlantic, Iowa, for a monthly rent of $2,900. This centrally located facility is used to distribute our products to certain customers. The lease expires in December 2007.

         Also on December 31, 2003, we entered into a sublease arrangement with Ekelund Properties, LLC, a related party, under which we rent sales offices (approximately 1,300 square feet) in Excelsior, Minnesota, for a monthly rent of $1,200. This is a one-year lease with the option to renew for additional one-year periods.

         Carl Amari is the President and CEO of Falcon Picture Group, LLC, and was formerly a member of our board of directors. Falcon has received payments of approximately $663,650 in 2003 under two licensing agreements, the first for the distribution of BOZO videos and DVDs dated November 12, 2002, and the second for the licensing and distribution of various Falcon properties on video and DVD dated September 8, 2003. We also issued 70,922 restricted shares of our common stock to Falcon under the September 2003 license agreement for the option to purchase Falcon's assets before September 8, 2006. On December 22, 2003, we completed a transaction amending our September 8, 2003 licensing agreement with Falcon to address Falcon's acquisition of a license to use the TV GUIDE name and logo in connection with the development, marketing and sale, throughout the United States, of a full line of DVD products featuring classic television content from 1946 through 1989. The terms for this amendment were reached on October 2, 2003. For his part in the negotiations for this acquisition and the completion of the transaction, Carl Amari purchased 1,350,000 restricted shares of Genius common stock on December 22, 2003 at the price of $0.72 per share.

         Effective January 3, 2002, we entered into new three-year employment agreements with Klaus Moeller, our Chief Executive Officer; Michael Meader, our President and former Executive Vice President -- Distribution; Larry Balaban, our Executive Vice President of Production and Creative Services; and Howard Balaban, our Executive Vice President of New Business Development. Effective April 1, 2002, we entered into a three-year employment agreement with Julie Ekelund, our Executive Vice President of Marketing and Brand Management. Under each employment agreement, the senior executive is entitled to an annual salary of $150,000 and was granted an option to purchase 450,000 shares of common stock which vest one-third each year beginning on December 31, 2002. The options granted are exercisable for a period of 10 years from the date of grant at an exercise price of $0.63 per share, the market price on the date of grant. Under these employment agreements, if the senior executive died or was terminated without cause (as defined in the employment agreement) during the first year of the employment agreement, the senior executive would have received twenty-four months of salary as severance pay. If the senior executive died or was terminated without cause during the second year of the employment agreement, the senior executive would have received eighteen months of salary as severance pay. If the senior executive dies or is terminated without cause during the third year of the employment agreement, the senior executive will receive twelve months of salary as severance pay. Severance pay under these employment agreements is due and payable in full immediately upon death or termination of the senior executive. If we were required to make payments under the severance pay provisions contained in one or more of these employment agreements, this could have a material adverse effect upon our liquidity and results of operations.

         Effective October 31, 2003, the above employment agreements were amended to (i) extend the expiration date until January 2, 2006, (ii) to increase annual salaries according to the table below, and (iii) to grant to each senior executive a ten-year stock option to purchase 250,000 shares of our common stock at an exercise price of $1.50 per share, of which 50,000 shares will vest on December 31, 2004, and 200,000 shares will vest on December 31, 2005.

                                            2004 SALARY        2005 SALARY
                    Klaus Moeller             $222,500          $244,750
                    Mike Meader               $197,500          $217,250
                    Howard Balaban            $172,500          $189,750
                    Larry Balaban             $172,500          $189,750
                    Julie Ekelund             $172,500          $189,750

         Effective October 1, 2003, we entered into a sales representative agreement with Greg Meader, the brother of Michael Meader. The agreement is for an automatically renewable one-year term. Greg Meader will receive a 5% commission for sales of Genius' products to certain accounts in North America.

         On March 1, 2000, we entered into a Consulting Agreement with Gerald Edick which included a rescission of a severance letter of October 26, 1999. Pursuant to the Consulting Agreement, Mr. Edick has irrevocably revoked his rights to the cash bonus and other benefits under the severance letter. Under the Consulting Agreement, Mr. Edick received an option to purchase 187,500 shares of our common stock. Mr. Edick also was to be paid $14,500 per month from March 1 through September 30, 2000, in consideration for investor relations and fundraising services to be performed by him. All payments due to Mr. Edick have been settled for $67,000 and our agreement for his option to purchase 187,500 shares of our common stock to remain fully vested and exercisable until January 7, 2007, at an exercise price of $5.00 per share.

                                   PROPOSAL 2
                APPROVAL OF ADOPTION OF 2004 STOCK INCENTIVE PLAN

         On September __, 2004, our board of directors authorized the adoption of our 2004 Stock Incentive Plan (the "2004 Plan"). The 2004 Plan was effective upon adoption by the board, although stockholder approval is required within twelve months of adoption. Our 2004 Plan provides for the grant of:

         o incentive stock options to our employees (currently approximately 30 employees), including officers and employee directors;
         o non-qualified stock options to our employees, directors (approximately 4 to 7 directors) and consultants (currently approximately 30 consultants); and
         o        restricted stock awards.

         A general description of the principal terms of the 2004 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2004 Plan, a copy of which is attached to this Proxy Statement as Appendix B and is incorporated herein by reference.

GENERAL DESCRIPTION

         PURPOSE. The purpose of the 2004 Plan is to provide our employees, directors and consultants, whose present and potential contributions are important to our success, an incentive, through ownership of our common stock, to continue in service to us, and to help us compete effectively with other enterprises for the services of qualified individuals.

         SHARES RESERVED FOR ISSUANCE UNDER THE 2004 PLAN. A total of 7,500,000 shares of common stock will be reserved for issuance under the 2004 Plan. The maximum number of shares with respect to which options may be granted to a participant during a calendar year is 1,000,000 shares. In addition, in connection with a participant's commencement of continuous service, a participant may be granted options for up to an additional 1,000,000 shares which shall not count against the limit set forth in the previous sentence. For awards of restricted stock that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,000,000 shares. All share numbers described in this paragraph are subject to adjustment in the event of a stock split, stock dividend, or other similar change in our common stock or capital structure.

         ADMINISTRATION. The 2004 Plan is administered, with respect to grants to employees, directors, officers and consultants, by the plan administrator, defined as the board or one or more committees designated by the board. Generally, the 2004 Plan will be administered by the Compensation Committee. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Code.

         TERMS AND CONDITIONS OF AWARDS. Stock options granted under the 2004 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants. Subject to applicable laws, the plan administrator has the authority, in its discretion, to select employees, directors and consultants to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of our common stock or the amount of other consideration to be covered by each award, to approve award agreements for use under the 2004 Plan, to determine the terms and conditions of any award, to construe and interpret the terms of the 2004 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2004 Plan as the plan administrator deems appropriate.

         The term of awards granted under the 2004 Plan may not be for more than ten years (or five years in the case of incentive stock options granted to any participant who owns stock representing more than 10% of the combined voting power of us or any parent or subsidiary of ours), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award.

         TERMINATION OF SERVICE. An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a participant in the 2004 Plan terminates continuous service with us for any reason other than death or disability, the vested portion of an award may be exercised within a period of no less than three months following the termination (or such longer period as determined by the plan administrator). In the event a participant in the 2004 Plan terminates continuous service with us as a result of death or disability, the vested portion of an award may be exercised within a period of no less than twelve months following the termination (or such longer period as determined by the plan administrator). The award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

         CHANGE IN CAPITALIZATION. Subject to any required action by our stockholders, the number of shares of common stock covered by outstanding awards, the number of shares of common stock that have been authorized for issuance under the 2004 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the plan administrator in the event of (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting our common stock, (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us, or (iii) as the plan administrator may determine in its discretion, any other transaction with respect to common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any of our convertible securities shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the plan administrator and its determination shall be final, binding and conclusive.

         CORPORATE TRANSACTION AND CHANGE IN CONTROL. Effective upon the consummation of a corporate transaction (as defined in the 2004 Plan), all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the award are assumed by the successor entity. Further, each award will automatically become fully vested and exercisable for all of the shares at the time represented by the award, immediately prior to the specified effective date of such corporate transaction. In the event of a change in control (as defined in the 2004 Plan), each award will automatically become fully vested and exercisable for all of the shares represented by the award at the time of such change in control.

         AMENDMENT, SUSPENSION OR TERMINATION OF THE 2004 PLAN. The board may at any time amend, suspend or terminate the 2004 Plan. The 2004 Plan will terminate ten years from the date of its approval by our stockholders, unless terminated earlier by the board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, we shall obtain stockholder approval of any such amendment to the 2004 Plan in such a manner and to such a degree as required.

CERTAIN FEDERAL TAX CONSEQUENCES RELATING TO 2004 STOCK INCENTIVE PLAN

         The following summary of the federal income tax consequences of 2004 Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss, state, local or non-U.S. tax consequences.

         NONQUALIFIED STOCK OPTIONS. The grant of a nonqualified stock option under the 2004 Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code, and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant's subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

         INCENTIVE STOCK OPTIONS. The grant of an incentive stock option under the 2004 Plan will not result in any federal income tax consequences to the participant or to us. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. The Internal Revenue Service has issued proposed regulations that would subject participants to withholding at the time participants exercise an incentive stock option for Social Security and Medicare taxes. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

         If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. In the year of the disqualifying disposition, we are entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

         The "spread" under an incentive stock option -- i.e., the difference between the fair market value of the shares at exercise and the exercise price -- is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant's alternative minimum tax liability exceeds such participant's regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

         RESTRICTED STOCK. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

         Recipients of restricted stock may make an election under Section 83(b) of the Code ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

         DIVIDENDS. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual's total compensation is deemed reasonable in amount.

NEW PLAN BENEFITS

         The following table shows the estimated awards to be issued under the 2004 Stock Incentive Plan during 2004 to the individuals named below. In the event the 2004 Plan is not approved by our stockholders, the awards set forth below will not be issued under the 2004 Stock Incentive Plan.

                                      2004 Stock Incentive Plan

                   Name and Position                      Dollar Value ($)     Number of Shares
-------------------------------------------------------   ----------------     ----------------
Klaus Moeller, Director, Chairman of the Board and
     Chief Executive Officer                                      N/A                 750,000
Michael Meader, President                                         N/A                 575,000
Howard Balaban, Executive Vice President                          N/A                 350,000
Larry Balaban, Executive Vice President                           N/A                 350,000
Julie Ekelund, Executive Vice President                           N/A                 350,000
Executive Group                                                   N/A               3,425,000
Non-Executive Director Group                                      N/A               1,718,080
Non-Executive Officer Employee Group                              N/A                 310,000


EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information about the common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2003.

                                                                                      Number of Securities Remaining
                              Number of Securities To         Weighted-Average         Available for Future Issuance
                              Be Issued upon Exercise        Exercise Price of           under Equity Compensation
                              of Outstanding Options,       Outstanding Options,        Plans (Excluding Securities
      Plan Category             Warrants and Rights         Warrants and Rights       Reflected in the Second Column)
--------------------------    -------------------------    -----------------------    --------------------------------
Equity Compensation
Plans Approved by
Stockholders                       6,714,863 (1)                 $1.37 (2)                          34,982 (3)

Equity Compensation
Plans Not Approved by
Stockholders (4)                   5,453,080 (4)                 $_____(5)                       2,046,920
--------------------------    -------------------------    -----------------------    -------------------------------

(1) 452,750 shares issuable upon exercise of outstanding options granted under the 1997 Stock Option Plan, 5,262,113 shares issuable upon exercise of outstanding options granted under the 2000 Stock Option Plan and 1,000,000 shares issuable upon exercise of outstanding options granted under the 2003 Stock Option Plan.

(2)      Option exercise prices range from $0.63 to $13.60.

(3) Reflects shares issuable upon exercise of options issued and issuable under the Second 2000 Amended and Restated 2000 Non-Qualified Stock Option Plan.

(4) The 2004 Stock Incentive Plan is currently pending approval by the stockholders. Upon stockholder approval, up to 7,500,000 shares will be issuable until September __, 2014. The plan vests broad discretionary power in the board or a committee of the board, including the power to
         (i) select eligible optionees to be granted stock options, (ii) set the option exercise price (subject to certain restrictions), (iii) establish the duration of each option (not to exceed ten years), (iv) specify the method of exercise, and (v) designate the medium and time of payment.

(5)      Option exercise prices range from $1.__ to $4.00.

         The board of directors has unanimously approved and recommends that the stockholders approve the 2004 Stock Incentive Plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3
            APPROVAL OF THE REINCORPORATION OF GENIUS PRODUCTS, INC.
                FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE

         The board of directors has unanimously approved the reincorporation of Genius Products, Inc., from the State of Nevada to the State of Delaware (the "Reincorporation"). The board of directors believes that the Reincorporation will benefit the Company and our stockholders. To maintain clarity in discussing the Reincorporation, the Company before the merger is sometimes referred to as "Genius-Nevada" and the Company after the merger is sometimes referred to as "Genius-Delaware".

         Our corporate affairs are presently governed by the corporate law of Nevada, Genius-Nevada's State of incorporation, the Genius-Nevada Articles of Incorporation and the Genius-Nevada Bylaws. These documents are included as exhibits to our filings with the Securities and Exchange Commission and are available for inspection during regular business hours at the principal executive offices of the Company. Copies will be sent to stockholders upon request. If the Reincorporation is approved by the stockholders and the merger effected, we will be governed by Delaware law and the Certificate of Incorporation and Bylaws of Genius-Delaware. A discussion of the material similarities and differences in the rights of our stockholders before and after the merger appears below.

         We believe that the reincorporation will give us a greater measure of flexibility and simplicity in corporate governance than is available under Nevada law and will increase the marketability of our securities. The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by Genius-Nevada. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to Genius-Nevada's corporate legal affairs. For these reasons, the board of directors believes that Genius-Nevada's business and affairs can be conducted to better advantage if Genius-Nevada is able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Nevada and Delaware".

         We will pay all of the costs of the Reincorporation, including printing and distributing this Proxy Statement and legal and accounting services.

PRINCIPAL FEATURES OF THE REINCORPORATION

         The Reincorporation will be effected by the merger of Genius-Nevada with and into Genius-Delaware, currently a wholly-owned subsidiary of Genius-Nevada. Genius-Delaware is incorporated under the Delaware General Corporation Law for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which filings will occur after stockholder approval is obtained. If, as described in the Plan and Agreement of Merger (the "Merger Agreement"), the board of directors determines that circumstances have arisen that make it inadvisable to proceed with the Reincorporation under the original terms of the Merger Agreement, the merger (and thus the proposed Reincorporation) may be abandoned or the Merger Agreement may be amended by the board of directors either before or after stockholder approval has been obtained (except that the principal terms may not be amended without obtaining further stockholder approval). The discussion below is qualified in its entirety by reference to the Plan and Agreement of Merger, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are attached to this Proxy Statement as Appendices C, D and E, respectively, and by the applicable provisions of Nevada law and Delaware law.

         We are currently authorized to issue two classes of stock that consist of 10,000,000 shares of preferred stock with a par value of $.001 per share and 50,000,000 shares of common stock with a par value of $.001 per share. We will be changing the par value of the stock to $.00001 at the time of the Reincorporation. We note that a proposal to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000 is contained in Proposal 4 of this Proxy Statement. If both the Reincorporation and Proposal 4 are approved at the Annual Meeting of Stockholders, the increase in the authorized number of shares of common stock will be reflected solely in the Certificate of Incorporation of Genius-Delaware, so that following the Reincorporation the Certificate of Incorporation of Genius-Delaware will have authorized
100,000,000 shares of common stock, which will become available for issuance following the Reincorporation.

         Our preferred stock may be divided into such number of series as the board of directors may determine. The board of directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to and imposed upon any wholly unissued series of preferred stock, and to fix the number of shares of any series of preferred stock and the designation of any such series of preferred stock. As long as they stay within the limits and restrictions of any prior resolution or resolutions originally fixing the number of shares constituting any series of preferred stock, the board of directors may increase or decrease (but not below the number of shares of such series outstanding at that time) the number of shares of any series subsequent to the issue of shares of that series. The board has not made any designations regarding the preferred stock and no preferred stock has been issued to date. The terms of the preferred stock will not be affected by the Reincorporation.

         On the effective date, (i) each outstanding share of Genius-Nevada common stock will be converted into one share of Genius-Delaware common stock, and (ii) each outstanding share of Genius-Nevada common stock held by Genius-Nevada will be retired and canceled and will resume the status of authorized and unissued the Genius-Delaware stock. Following the Reincorporation, previously outstanding Genius-Nevada stock certificates may be delivered in effecting sales through a broker, or otherwise, of shares of Genius-Delaware stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of Genius-Delaware, and if you do so, it will be at your own cost.

         The proposed Reincorporation will not effect any change in our business or management and will not change the name or the location of our principal executive offices. At the effective time of the Reincorporation, the same individuals who serve as the directors and officers of Genius-Nevada will become the officers and directors of Genius-Delaware. All employee benefit and stock option plans of Genius-Nevada will become Genius-Delaware plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Genius-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions. Stockholders should note that approval of the Reincorporation will also constitute approval of these plans continuing as plans of Genius-Delaware. Other employee benefit arrangements of Genius-Nevada will also be continued by Genius-Delaware upon the terms and subject to the conditions currently in effect. We believe that the Reincorporation will not affect any of our material contracts with any third parties and that Genius-Nevada's rights and obligations under such material contractual arrangements will continue as rights and obligations of Genius-Delaware.

         The Reincorporation will not cause a change in Genius-Nevada's name. Our name will remain "Genius Products, Inc."

         Other than receipt of stockholder approval, no federal or state regulatory requirements must be complied with and no approvals must be obtained in order to consummate the Reincorporation.

SECURITIES ACT CONSEQUENCES

         The shares of Genius-Delaware common stock to be issued in exchange for shares of Genius-Nevada common stock are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that regard, Genius-Delaware is relying on Rule 145(a)(2) under the 1933 Act (the "Rule"), which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation and does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission (the "Commission"), which indicate that the making of certain changes in the surviving corporation's charter documents that could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

         After the Reincorporation, Genius-Delaware will be a publicly held company, Genius-Delaware common stock will continue to be listed for trading on the Over the Counter Bulletin Board, and Genius-Delaware will file periodic reports and other documents with the Commission and provide to its stockholders the same types of information that the Company has previously filed and provided.

         Stockholders whose common stock is freely tradable before the Reincorporation will have freely tradable shares of Genius-Delaware common stock. Stockholders holding restricted common stock will have shares of Genius-Delaware common stock that are subject to the same restrictions on transfer as those to which there present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Genius-Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, stockholders will be deemed to have acquired their shares of Genius-Delaware common stock on the date they acquired their shares of Genius-Nevada common stock. In summary, Genius-Delaware and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as they were before the Reincorporation.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizes the material U.S. federal income tax consequences of the Reincorporation that are applicable to you as a Company stockholder. It is based on the Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reincorporation. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Company stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Company shares as part of a hedge, straddle or conversion transaction; a person that does not hold Company shares as a capital asset at the time of the Reincorporation; or an entity taxable as a partnership for U.S. federal income tax purposes.

         The Company will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reincorporation or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reincorporation to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

         It is intended that the Reincorporation qualify as a "reorganization" under Section 368(a) of the Code. As a "reorganization," it is expected that the Reincorporation will have the following U.S. federal income tax consequences:

         o Neither Genius-Nevada nor Genius-Delaware will recognize any gain or loss;

         o A Genius-Nevada stockholder will not recognize any gain or loss as a result of the receipt of Genius-Delaware shares in exchange for such stockholder's Genius-Nevada shares in the Reincorporation;

         o A Genius-Nevada stockholder's aggregate tax basis in the Genius-Delaware shares received in the Reincorporation will equal such stockholder's aggregate tax basis in the Genius-Nevada shares held immediately before the Reincorporation; and

         o A Genius-Nevada stockholder's holding period for Genius-Delaware shares received in the Reincorporation will include the period during which such stockholder held Genius-Nevada shares.

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF NEVADA AND DELAWARE

         Genius-Nevada is incorporated under the laws of the State of Nevada and Genius-Delaware is incorporated under the laws of the State of Delaware. On consummation of the merger, the stockholders of Genius-Nevada, whose rights currently are governed by Nevada law and the Genius-Nevada Articles and Genius-Nevada Bylaws, which were created pursuant to Nevada law, will become stockholders of a Delaware company, Genius-Delaware, and their rights as stockholders will then be governed by Delaware law and a Delaware Certificate and Delaware Bylaws which will be created under Delaware law.

         Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of Genius-Nevada, are summarized below. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware ("Delaware Law") and the Nevada Business Corporation Act ("Nevada Law") to understand how these laws apply to Genius-Nevada and Genius-Delaware.

         ANNUAL MEETINGS. Under Delaware Law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director. Under Nevada Law, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.

         SPECIAL MEETINGS OF STOCKHOLDERS. Delaware Law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada Law does not address the manner in which special meetings of stockholders may be called.

         ADJOURNMENT OF STOCKHOLDER MEETINGS. Under Delaware Law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada Law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

         DURATION OF PROXIES. Under Delaware Law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada Law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

         STOCKHOLDER VOTE FOR MERGERS AND OTHER CORPORATION REORGANIZATIONS. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware Law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada Law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

         CUMULATIVE VOTING. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors. Nevada Law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. Genius-Nevada opted out of cumulative voting by failing to include a provision granting cumulative voting rights in the Genius-Nevada Articles of Incorporation. Genius-Delaware will not adopt cumulative voting in that the Delaware Certificate will not provide for cumulative voting in the election of directors. Because neither Genius-Nevada nor Genius-Delaware utilize cumulative voting, there will be no difference in stockholders' rights with respect to this issue.

         ACTIONS BY WRITTEN CONSENT OF STOCKHOLDERS. Nevada Law and Delaware Law each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware Law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

         AMENDMENT TO ARTICLES OF INCORPORATION/CERTIFICATE OF INCORPORATION. In general, both Delaware Law and Nevada Law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate/articles of incorporation. Both Delaware Law and Nevada Law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither State requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Nevada Law and Delaware Law permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

         AMENDMENTS TO BYLAWS. Under Delaware Law, bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon. A corporation may, in its certificate of incorporation, confer this power upon the directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power. The Genius-Delaware Certificate of Incorporation provides that the directors have the power to adopt, amend or repeal the Genius-Delaware Bylaws. Nevada Law provides that the board of directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the stockholders, if any. Further, although not part of Nevada Law, an opinion of the Nevada Attorney General also provides that directors may adopt bylaws for a corporation if the stockholders do not. Stockholders nevertheless retain the right to adopt bylaws superseding those adopted by the board of directors. The Genius-Nevada Bylaws provide that both the stockholders and the board of directors may adopt, amend or repeal bylaws, unless the stockholders in adopting, amending or repealing a particular bylaw expressly provide that the board of directors may not amend or repeal that bylaw.

         STOCKHOLDERS' RIGHTS TO EXAMINE BOOKS AND RECORDS. Delaware Law provides that any stockholder of record may, in a written demand made under oath, demand to examine a corporation's books and records for a proper purpose reasonably related to such person's interest as a stockholder. If management of the corporation refuses, the stockholder can compel an examination by court order. Nevada Law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stockholders' list, articles or bylaws, if the stockholder gives at least five business days' prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders' lists of any corporation or aided and abetted any person in procuring a list for that purpose. In addition, a Nevada corporation must allow stockholders who own or represent at least 15% of the corporation's outstanding shares the right, upon at least five days' written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records, except that any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

         CLASSIFIED BOARD OF DIRECTORS. Both Delaware Law and Nevada Law permit a corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Because neither Genius-Nevada nor Genius-Delaware utilize a classified board, there will be no difference with respect to this issue.

         REMOVAL OF DIRECTORS. With respect to removal of directors, under the Nevada Law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause. Under the Delaware Law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

         RESTRICTION OF MAXIMUM NUMBER OF DIRECTORS. Delaware Law requires that the board of directors of a corporation consist of one or more members and that the number of directors be set by the corporation's bylaws, unless it is set by the corporation's certificate of incorporation. The Delaware Bylaws provide that the number of directors will be determined from time to time by the board of directors, but the number of directors may not be less than one or more than seven. The power to determine the number of directors within these numerical limitations and the power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation or removal, is vested in the board of directors. The overall effect of such provisions may be to prevent a person or entity from quickly acquiring control of Genius-Delaware, for example, through an increase in the number of the directors and election of nominees to fill the newly created vacancies, and thus makes it more likely that existing management will continue in office.

         VACANCIES. Under Delaware Law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada Law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Genius-Nevada Bylaws and the Genius-Delaware Bylaws will address the issue of director vacancies in the same manner. Therefore, the change from Nevada Law to Delaware Law will not alter stockholders' rights with respect to filling vacancies.

         INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES. Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada Law do differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware Law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Under Nevada Law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers.

         There will be no difference in stockholders' rights with respect to this issue because the Genius-Nevada and Genius-Delaware will address the issue in the same manner by providing for the mandatory advancement of expenses of directors and officers. In addition, the board of directors of Genius-Delaware will be required to indemnify directors and officers. The board of directors of Genius-Delaware will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under the Delaware Law.

         LIMITATION ON PERSONAL LIABILITY OF DIRECTORS. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Delaware Certificate will limit the liability of directors to Genius-Delaware to the fullest extent permitted by law. While Nevada Law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects.

         First, the Nevada provisions apply to both directors and officers. Second, while the Delaware provision excepts from limitation on liability of breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty. The Genius-Nevada Articles limits the personal liability to Genius-Nevada of both directors and officers. The Delaware Certificate will adopt a narrower limitation on liability, and officers will therefore remain potentially liable to Genius-Delaware. Genius-Delaware, however, may determine to indemnify such persons in its discretion subject to the conditions of the Delaware Law and the Delaware Certificate.

         FIDUCIARY DUTIES OF DIRECTORS. Both Delaware and Nevada Law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve and the stockholders of those corporations.

         With respect to fiduciary duties, Nevada Law may provide broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in the context of a change in control. Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation. A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.

         A director of a Delaware corporation, in performing his or her duties, is protected in relying, in good faith, upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, by a committee of the board of directors or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence. Such other person must also have been selected with reasonable care by or on behalf of the corporation. In performing his or her duties, a director of a Nevada business corporation is entitled to rely, in good faith, on information, opinions, reports, books of account or statements (including financial statements and other financial data) prepared or presented by any of the corporation's directors, officers or employees so long as the director reasonably believes such persons to be reliable and competent in such matters; counsel, public accountants, financial advisors, valuation advisors, investment bankers or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; and a duly designated committee of the board which the director reasonably believes merits confidence and upon which the director does not serve, but only as to matters within the committee's designated authority. A director of a Nevada corporation is not considered to be acting in good faith if the director has knowledge concerning the matter in question which would cause such reliance to be unwarranted.

         Delaware Law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders. Nevada Law, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders.

         Under Delaware Law, directors of a Delaware corporation are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome, if a preponderance of the evidence shows that the directors' decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office. Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements: the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure and that measure must be reasonable in relation to the perceived threat posed by the change in control. Under Nevada Law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation's best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. Nevada Law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders' right to vote for or remove directors.

         ANTI-TAKEOVER LAWS. Section 203 of the Delaware General Corporation Law contains certain "anti-takeover" provisions that apply to a Delaware corporation, unless the corporation elects not to be governed by such provisions in its certificate of incorporation or bylaws. Genius-Delaware has not elected to opt out of the provisions of Section 203. Section 203 prohibits a corporation from engaging in any "business combination" with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation or sale of substantially all of a corporation's assets. The three-year waiting period does not apply, however, if any of the following conditions are met:

         o the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained such ownership;

         o after the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or

          o at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder.

         In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation's stock if it was as a result of action taken solely by the corporation.

         Nevada Law contains certain "anti-takeover" provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. Genius-Nevada did not elect to opt out of any of these provisions. Nevada Law prohibits a corporation from engaging in any "business combination" with any person that owns 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets. The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.

         Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of three years from the date that such stockholder obtained such ownership unless the combination meets all of the requirements of the corporation's articles of incorporation, and:

         o is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than three years after the interested stockholder's date of acquiring shares; or

         o the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

         In addition, the Nevada Law suspends the voting rights of the "control shares" of a stockholder that acquires 20% or more of a corporation's shares entitled to be voted in an election of directors. The voting rights of the control shares generally remain suspended until such time as the "disinterested" stockholders of the company vote to restore the voting power of the acquiring stockholder.

         If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any stockholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such stockholder's shares. Within 20 days of the vote according the shares of the acquiring person voting rights, the corporation is required to send notice to any stockholders who did not vote in favor of such action notifying them of their right to demand payment for their shares. Within 20 days of receipt of such notice, a stockholder seeking payment must demand payment for such stockholder's shares. The corporation must comply within 30 days.

         CONSIDERATION FOR STOCK. Under Nevada Law, a corporation may issue its capital stock only in return for certain tangible or intangible property or benefit to the corporation, including, but not limited to, cash, promissory notes, services performed, promises to perform services evidenced by a written contract, or other securities of the corporation. Shares may be issued for less than par value under Nevada Law. Under Nevada Law, a corporation may accept as consideration for its stock any amount of tangible or intangible property authorized by the board of directors, including but not limited to cash, promissory notes, services performed, contracts for services to be performed or other securities of a corporation. Under Delaware Law, a corporation must receive as consideration for its stock cash, real or personal property, leases of real property or past services, or a combination of the foregoing, in an amount not less than the par value of the shares being issued. The balance of the purchase price, if any, may be paid in such consideration or in the form of a binding obligation of the subscriber.

         DIVIDENDS. Delaware Law is more restrictive than Nevada Law with respect to when dividends may be paid. Under Delaware Law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. Nevada Law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

EFFECT OF THE REINCORPORATION

         The Reincorporation will not have any effect on the transferability of outstanding stock certificates. The Reincorporation will be reflected by our transfer agent in book-entry. For those stockholders that hold physical certificates, please do not destroy or send us your stock certificates, as those stock certificates should be carefully preserved by you.

         If a quorum is present at the Annual Meeting, approval of the Reincorporation requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum, but will not be counted as having been voted on the proposal.

         DIFFERENCES IN FRANCHISE TAXES. Nevada does not have a corporate franchise tax, and we will not pay annual franchise taxes to Nevada for the fiscal year ended December 31, 2003. After the merger contemplated by the Reincorporation is accomplished, we will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax. The Delaware franchise tax imposed on Genius-Delaware will be calculated under the "assumed par value capital method". Under this method, generally, the franchise tax is a corporation's assumed par value divided by 1,000,000 and then multiplied by $250. The assumed par value is generally determined by dividing a corporation's total gross assets by its total issued shares, and then multiplied by the number of authorized shares. For fiscal 2004, we will pay a pro rata share of Delaware franchise taxes if the Reincorporation is approved, based upon the date upon which the merger is completed.

DISSENTERS' RIGHTS OF APPRAISAL

         Under Nevada Law, a stockholder is entitled to dissent from, and obtain cash payment for the fair value of his or her shares (i) in the event of consummation of a plan of merger or plan of exchange in which the Nevada corporation is a constituent entity, and (ii) any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, by-laws or a resolution of the board of directors provides that voting or non-voting stockholders are entitled to dissent and obtain payment for their shares.

         You do have the right to dissent from the Reincorporation and obtain cash payment for the "fair value" of your shares, as determined in accordance with the Nevada Revised Statutes ("NRS"), the current codified laws of the State of Nevada. Below is a description of the steps you must take if you wish to exercise dissenters' rights with respect to the Reincorporation under NRS Sections 92A.300 to 92A.500, the Nevada dissenters' rights statute. The text of the statute is set forth in Appendix F. This description is not intended to be complete. If you are considering exercising your dissenters' rights with respect to the Reincorporation, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters' rights. Failure to take any one of the required steps may result in termination of your dissenters' rights under Nevada Law. If you are considering dissenting, you should consult with your own legal advisor.

          To exercise your right to dissent, you must:

         o before the effective date of the Reincorporation, deliver written notice to Genius Products, Inc., 740 Lomas Santa Fe, Suite 210, Solana Beach, California 92075, Attention: Secretary, stating that you intend to demand payment for your shares if the Reincorporation is completed; and
         o not vote your shares in favor of the Reincorporation, either by proxy or in person.

         Failure to vote against the Reincorporation will not constitute a waiver of dissenters' rights. A vote against is not deemed to satisfy the written notice requirement.

         If you satisfy those conditions, we will send you a written dissenter's notice within 10 days after the Reincorporation is effective. This dissenter's notice will:

         o specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;
         o inform holders of uncertificated shares to what extent the transfer of their shares will be restricted after their payment demand is received;
         o supply a form of payment demand that includes the date the Reincorporation was first publicly announced and the date by which you must have acquired beneficial ownership of your shares in order to dissent;
         o set a date by when we must receive the payment demand, which may not be less than 30 or more than 60 days after the date the dissenters' notice is delivered; and
         o provide you a copy of Nevada's dissenters' rights statute.

         After you have received a dissenter's notice, if you still wish to exercise your dissenters' rights, you must:

         o demand payment either through the delivery of the payment demand form to be provided or other comparable means;
         o certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter's notice; and
         o deposit your certificates, if any, in accordance with the terms of the dissenter's notice.

         FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER'S NOTICE WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA'S DISSENTERS' RIGHTS STATUTE. YOUR RIGHTS AS A STOCKHOLDER WILL CONTINUE UNTIL THOSE RIGHTS ARE CANCELED OR MODIFIED BY THE COMPLETION OF THE REINCORPORATION.

         Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the Reincorporation until the date of payment). The payment will be accompanied by:

         o our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholders' equity for that year, and the latest available interim financial statements, if any;
         o an explanation of how we estimated the fair value of the shares and how the interest was calculated;
         o information regarding your right to challenge the estimated fair value; and
         o a copy of Nevada's dissenters' rights statute.

         We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter's notice.
if we withhold payment, after the consummation of the Reincorporation, we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights to demand payment under NRS Section 92A.480.

         If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your and our estimate. You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge calculation of fair value terminates.

         If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition the District Court of Clark County, Nevada to determine the fair value of the shares and the accrued interest. If we do not commence such legal action within the 60-day period, we will have to pay the amount demanded for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

         o the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or
         o the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

         Genius will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously or in bad faith, in which case the costs will be equitably distributed. Attorney fees will be divided as the court considers equitable.

         FAILURE TO FOLLOW THE STEPS REQUIRED BY NRS SECTIONS 92A.400 THROUGH 92A.480 FOR PERFECTING DISSENTERS' RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS. IF DISSENTERS' RIGHTS ARE NOT PERFECTED, YOU WILL BE ENTITLED TO RECEIVE THE CONSIDERATION RECEIVABLE WITH RESPECT TO SUCH SHARES IN ACCORDANCE WITH THE
PLAN OF MERGER. IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF NEVADA'S DISSENTERS' RIGHTS STATUTE, IF YOU ARE CONSIDERING OBJECTING TO THE REINCORPORATION YOU SHOULD CONSULT YOUR OWN LEGAL ADVISOR.

         The board of directors has unanimously approved and recommends that the stockholders authorize the reincorporation of Genius Products, Inc., from the State of Nevada to the State of Delaware.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 3.
                   THE EFFECT OF AN ABSTENTION IS THE SAME AS
                      THAT OF A VOTE AGAINST THIS PROPOSAL.

                                   PROPOSAL 4
               AUTHORIZATION OF ADDITIONAL SHARES OF COMMON STOCK

BACKGROUND

         Our board of directors has adopted, subject to stockholder approval, an amendment to our Articles of Incorporation to increase the authorized number of shares of common stock from 50,000,000 shares to 100,000,000 and directed that this amendment be considered by the stockholders at the Annual Meeting of Stockholders. Our Articles of Incorporation currently authorize us to issue 50,000,000 shares of common stock, $0.001 par value per share. The Articles of Incorporation also authorize us to issue 10,000,000 shares of preferred stock, but the proposed amendment would not affect this authorization. If both the Reincorporation described under Proposal 3 and this Proposal 4 are approved at the Annual Meeting of Stockholders, the increase in the authorized number of shares of common stock will be reflected solely in the Certificate of Incorporation of Genius-Delaware, so that following the Reincorporation the Certificate of Incorporation of Genius-Delaware will have authorized 100,000,000 shares of common stock, which will become available for issuance following the Reincorporation. If the Reincorporation is not effected, the increase in authorized shares of common stock will be reflected in the Genius-Nevada Articles of Incorporation.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

         As of the record date, we had ______________ shares of common stock issued and outstanding, 5,099 shares reserved for issuance to consultants under a Form S-8 Registration Statement, 12,167,943 shares of common stock reserved for issuance upon the exercise of outstanding stock options (including options issued under the 2004 Stock Incentive Plan) and 11,075,255 shares of common stock reserved for issuance upon the exercise of outstanding warrants. An additional 2,046,920 shares of common stock will be reserved as stock underlying options issuable under the 2004 Stock Incentive Plan. Common stock may be issued if we decide to acquire Falcon Picture Group, LLC ("Falcon"), under the terms of the License Agreement we entered into with Falcon on September 8, 2003. If we are in default on the payoff of the secured promissory notes that are due on December 31, 2004, the lenders have the option to convert the principal loan balance plus any accrued interest to our common stock at the lower of $1.00 per share or 60% of the bid price on December 31, 2004. The principal balance of these secured notes due on December 31, 2004, is approximately $855,000.

         Our board of directors believes that it is desirable to increase the number of authorized shares of common stock in order to ensure that there is a sufficient number available to provide our company with adequate flexibility to issue common stock for proper corporate purposes that may be identified in the future. The additional shares could be used, among other things, for the declaration of stock splits or stock dividends, for acquisitions of other companies, for public or private financings to raise additional capital, for the expansion of business operations, the issuance of stock under options granted or to be granted under various stock incentive plans or other benefit plans for our employees and non-employee directors, and the issuance of stock under warrants granted or to be granted in the future. There are currently no commitments or agreements for the issuance of additional shares of common stock, except as described above.

         If the proposed amendment is adopted, the newly authorized shares would be unreserved and available for issuance without further stockholder action, except as required by applicable laws and regulations. All of the additional shares resulting from the proposed increase in our authorized common stock would be of the same class if and when they are issued, and holders would have the same rights and privileges as holders of shares of common stock presently issued and outstanding, including the same dividend, voting and liquidation rights.

         The holders of our common stock do not have preemptive rights to subscribe to additional securities that may be issued by our company, which means that current stockholders do not have a prior right to purchase any additional shares in connection with a new issuance of capital stock of our company in order to maintain their proportionate ownership of our common stock. Accordingly, if our board of directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and equity ownership of current stockholders.

         The proposed increase in the authorized number of shares of common stock could have an anti-takeover effect. The availability for issuance of additional shares of common stock could discourage, or make more difficult, efforts to obtain control of our company because such shares could be issued to dilute the voting power of a person seeking control. For example, it may be possible for our board of directors to delay or impede a merger, tender offer, or proxy contest that it determines is not in the best interests of our company and stockholders by causing such additional authorized shares to be issued to holders who might side with the board in opposing such a takeover or change in control. By potentially discouraging unsolicited takeover attempts, the proposed amendment may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or under a merger proposal and may also have the effect of permitting our current management, including the current board of directors, to retain its position and resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business.

         It should be noted that the issuance of additional shares of common stock could have a detrimental effect upon existing holders of our common stock since such issuance may, among other things, have a dilutive effect on the earnings per share of common stock and the voting rights of holders of the common stock. Although authorization of additional shares of common stock is recommended by the board of directors for the reasons stated herein, and not because of any possible anti-takeover effect, such additional authorization of shares of common stock could be used by incumbent management to make more difficult, and thereby discourage, an attempt to acquire control of the Company, even though our stockholders may deem such an acquisition desirable. For example, the shares could be privately placed with purchasers who might support the board of directors in opposing a hostile takeover bid. The issuance of new shares could also be used to dilute the stock ownership and voting power of a third party seeking to remove the directors, replace incumbent directors, accomplish certain business combinations or alter, amend or repeal portions of our Articles of Incorporation.

REQUIRED VOTE

         Under Nevada Law and Delaware Law, an amendment of the charter document to effectuate a change in the number of shares of the authorized capital stock of a corporation requires the approval of a majority of all shares of common stock outstanding on the record date.

         The board of directors has unanimously approved and recommends that the stockholders approve the increase to 100,000,000 authorized shares of common stock.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 4.

                              STOCKHOLDER PROPOSALS

         Proposals that are intended to be presented by a stockholder at our 2005 Annual Meeting of Stockholders and included in our proxy materials must be received at our principal offices in Solana Beach, California no later than June __, 2005 for inclusion in the proxy materials for that meeting (unless the date of our 2005 Annual Meeting has been changed by more than 30 days from the date of this year's meeting, in which case the deadline is a reasonable time before we mail our proxy materials), and must meet all of the other requirements of Rule 14a-8 of the Commission. If a stockholder intends to present a proposal at our 2005 Annual Meeting of Stockholders but will not seek the inclusion of such proposal in our proxy materials, then the proposal must be received by us (assuming our reincorporation in Delaware) between July __, 2005 and August __, 2005, unless the date of our 2005 Annual Meeting has been changed by more than 30 days from the date of this year's meeting, in which case the deadline is the date we mail our proxy materials for the 2005 Annual Meeting. If the board of directors decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the board of directors for the 2005 Annual Meeting of Stockholders will have the right to exercise discretionary voting power with respect to such proposal.

         We plan to notify stockholders of the proposed meeting date so as to permit them to timely submit their proposals if the 2005 Annual Meeting of Stockholders is scheduled to occur earlier than October of 2005.

                  ANNUAL REPORT TO THE SECURITIES AND EXCHANGE
          COMMISSION ON FORM 10-KSB AND QUARTERLY REPORT ON FROM 10-QSB
                       FOR THE QUARTER ENDED JUNE 30, 2004

         We are required to file an annual report on Form 10-KSB and quarterly reports on Form 10-QSB with the Commission. A copy of Form 10-KSB for the fiscal year ended December 31, 2003 and the Form 10-QSB for the quarter ended June 30, 2004 is being mailed to stockholders along with this Proxy Statement. These documents shall be deemed to be incorporated by reference herein and a part hereof but should not be considered part of the soliciting material.

                                  OTHER MATTERS

         The directors of the Company know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

                                          By Order of the Board of Directors

                                             /S/ KLAUS MOELLER
                                          --------------------------------------
Solana Beach, California                  Klaus Moeller
October __, 2004                          Chairman of the Board and Chief
                                          Executive Officer

                          PROXY - GENIUS PRODUCTS, INC.
                ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 25, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Klaus Moeller and Michael Meader, or either one of them, with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Genius Products, Inc. (the "Company") to be held on October 25, 2004 at 8:00 a.m. local time, at the Del Mar Hilton Hotel, 15575 Jimmy Durante Boulevard, Del Mar, California, and at any adjournment thereof, there to vote all shares of common stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Stockholders who are present at the meeting may withdraw their proxy and vote in person if they so desire.

         Please sign exactly as your name appears hereon, date and return this Proxy. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     Dated: ______________________________, 2004

                                     ___________________________________________
                                             Signature

                                     ___________________________________________
                                             Signature, if held jointly

                                     ___________________________________________
                                             Printed Name(s)

                                     I (We) [ ] will  [ ] will not attend the
                                                       Annual Meeting in person.

If your address has changed, please provide your correct address in the space above.

NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                              GENIUS PRODUCTS, INC.
                               2004 ANNUAL MEETING

1. ELECTION OF DIRECTORS. To elect the following five (5) persons to our Board of Directors to serve until the 2005 Annual Meeting of Stockholders and until their successors are elected and have qualified:

                  ALEXANDER L. CAPPELLO   KLAUS MOELLER        MICHAEL J. KOSS
                  CHARLES H. RIVKIN       PETER H. SCHLESSEL

         [ ] FOR ALL NOMINEES LISTED ABOVE       [ ] WITHHOLD AUTHORITY TO VOTE
             (EXCEPT AS MARKED TO THE                FOR ALL NOMINEES LISTED
             CONTRARY)                               ABOVE

         A STOCKHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEES BY DRAWING A LINE THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE.

         IF NO SPECIFICATION IS MADE, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR THE ELECTION OF THE NOMINEES LISTED ABOVE. THIS PROXY VESTS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR DIRECTORS.

2.       APPROVAL OF THE ADOPTION OF OUR 2004 STOCK INCENTIVE PLAN.

         [  ]  FOR                   [  ]  AGAINST                 [  ]  ABSTAIN

         UNLESS OTHERWISE SPECIFIED, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR APPROVAL OF THE ABOVE PROPOSAL.

3. APPROVAL OF THE REINCORPORATION OF GENIUS PRODUCTS, INC., FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE.

         [  ]  FOR                   [  ]  AGAINST                 [  ]  ABSTAIN

         UNLESS OTHERWISE SPECIFIED, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR APPROVAL OF THE ABOVE PROPOSAL.

4. APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000 SHARES.

         [  ]  FOR                   [  ]  AGAINST                 [  ]  ABSTAIN

         UNLESS OTHERWISE SPECIFIED, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR APPROVAL OF THE ABOVE PROPOSAL.

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

APPENDIX A

                              AMENDED AND RESTATED

                             AUDIT COMMITTEE CHARTER

                                       OF

                              GENIUS PRODUCTS, INC.

                          PURPOSES, AUTHORITY & FUNDING

         The audit committee (the "COMMITTEE") of the Board of Directors (the "BOARD") of Genius Products, Inc., a Delaware corporation (the "COMPANY"), is appointed by the Board for the purpose of overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements. In so doing, the Committee shall endeavor to maintain free and open communication between the Company's directors, independent auditor and financial management.

         The Committee shall have the authority to retain independent legal, accounting or other advisors as it determines necessary to carry out its duties and, if necessary, to institute special investigations. The Committee may request any officer or employee of the Company, or the Company's outside counsel or independent auditor, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Further, the Committee may request any such officer, employee, outside counsel or independent auditor to provide any pertinent information to the Committee or to any other person or entity designated by the Committee.

         The Company shall provide the Committee with appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for the payments of: (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any independent advisors retained by the Committee in carrying out its duties; and
(3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

                              COMMITTEE MEMBERSHIP

         The members of the Committee (the "MEMBERS") shall be appointed by the Board and shall serve at the discretion of the Board. The Committee shall consist of at least three (3) Members, each of which shall be a member of the Board. The following membership requirements shall also apply:

                  (i) during such time that the Company is subject to the NASD Marketplace Rules, each Member must be "independent" as defined in NASD Marketplace Rule 4200(a)(15);

                  (ii) each Member must meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Securities and Exchange Act of 1934, as amended (the "ACT"), subject to the exemptions provided in Rule 10A-3(c) under the Act;

                  (iii) each Member must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years;

                  (iv) each Member must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement; and

                  (v) at least one (1) Member must, through appropriate education and/or experience, satisfy the definition of "audit committee financial expert" as defined by SEC rules and regulations.

         Notwithstanding subparagraph (i) above (to the extent applicable to the Company), one (1) director who: (a) is not independent as defined in NASD Marketplace Rule 4200; (b) meets the criteria set forth in Section 10A(m)(3) under the Act and the rules promulgated thereunder; and (c) is not a current officer or employee of the Company or Family Member (as defined in NASD Marketplace Rule 4200(a)(14)) of such an officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the Company's next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. During such time that the Company is subject to the NASD Marketplace Rules, a Member appointed under the exception set forth in the preceding sentence must not serve longer than two (2) years and must not serve as chairperson of the Committee.

         During such time that the Company is subject to the NASD Marketplace Rules, if a Member of the Committee ceases to be independent under the requirements of subparagraphs (i) and (ii) above for reasons outside the Member's reasonable control, the affected Member may remain on the Committee until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the event that caused the failure to comply with those requirements; provided, however, that when relying on the exception set forth in this sentence the Committee shall cause the Company to provide notice to Nasdaq if required to do so by the NASD Marketplace Rules.

                            DUTIES & RESPONSIBILITIES

         In fulfilling its purposes as stated in this Charter, the Committee shall undertake the specific duties and responsibilities listed below and such other duties and responsibilities as the Board shall from time to time prescribe, and shall have all powers necessary and proper to fulfill all such duties and responsibilities. Subject to applicable Board and stockholder approvals, the Committee shall:

FINANCIAL STATEMENT & DISCLOSURE MATTERS

1. Review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC and, if applicable to the Company, the National Association of Securities Dealers applicable to Nasdaq-listed issuers;

2.       Oversee the Company's accounting and financial reporting processes;

3.       Oversee audits of the Company's financial statements;

4. Review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

5. Review with the Company's independent auditor, management and internal auditors any information regarding "second" opinions sought by management from an independent auditor with respect to the accounting treatment of a particular event or transaction;

6. Review and discuss reports from the Company's independent auditor regarding: (a) all critical accounting policies and practices to be used by the Company; (b) all alternative treatments of financial information within GAAP that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and
         (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

7. Review all certifications provided by the Company's principal executive officer and principal financial officer pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act;

8. Review with management and the Company's independent auditor the Company's financial statements (including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations") prior to the filing with the SEC of any report containing such financial statements;

9. If deemed appropriate, recommend to the Board that the Company's audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

10. Review and approve the report required by the rules of the SEC to be included in the Company's annual proxy statement in accordance with the requirements of Item 7(d)(3)(i) of Schedule 14A and Item 306 of Regulation S-K;

MATTERS REGARDING OVERSIGHT OF THE COMPANY'S INDEPENDENT AUDITOR

11. Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; provided also that each such registered public accounting firm shall report directly to the Committee;

12. Receive and review a formal written statement and letter from the Company's independent auditor delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, as may be modified or supplemented;

13. Actively engage in a dialogue with the Company's independent auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the independent auditor;

14. Take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the Company's independent auditor;

15. Establish clear policies regarding the hiring of employees and former employees of the Company's independent auditor;

16. Establish policies and procedures for review and pre-approval by the Committee of all audit services and permissible non-audit services (including the fees and terms thereof) to be performed by the Company's independent auditor, with exceptions provided for DE MINIMIS amounts under certain circumstances as permitted by law; provided, however, that: (a) the Committee may delegate to one (1) or more Members the authority to grant such pre-approvals if the pre-approval decisions of any such delegate Member(s) are presented to the Committee at its next-scheduled meeting; and (b) all approvals of non-audit services to be performed by the independent auditor must be disclosed in the Company's applicable periodic reports;

17. During such time that the Company is subject to the NASD Marketplace Rules, ensure that the Company's independent auditor: (a) has received an external quality control review by an independent public accountant ("peer review") that determines whether the independent auditor's system of quality control is in place and operating effectively and whether established policies and procedures and applicable auditing standards are being followed; or (b) is enrolled in a peer review program and within 18 months receives a peer review that meets acceptable guidelines in accordance with Nasdaq requirements;

18. Meet with the Company's independent auditor prior to its audit to review the planning and staffing of the audit;

19. Discuss with the Company's independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, relating to the conduct of the audit;

20. Oversee the rotation of the lead (or coordinating) audit partner of the Company's independent auditor having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least every five (5) years;

MATTERS REGARDING OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION

21. Review the Company's annual audited financial statements with management, including a review of major issues regarding accounting and auditing principles and practices, and evaluate the adequacy and effectiveness of internal controls that could significantly affect the Company's financial statements, as well as the adequacy and effectiveness of the Company's disclosure controls and procedures and management's reports thereon;

22. Review major changes to the Company's auditing and accounting principles and practices as suggested by the Company's independent auditor, internal auditors or management;

23. Review the appointment of, and any replacement of, the Company's senior internal auditing executive;

24. Review the significant reports to management prepared by the Company's internal auditing department and management's responses;

MATTERS REGARDING OVERSIGHT OF COMPLIANCE RESPONSIBILITIES

25. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations;

26. Obtain reports from the Company's management, senior internal auditing executive and independent auditor that the Company's subsidiaries and foreign affiliated entities are in compliance with applicable legal requirements, including the Foreign Corrupt Practices Act;

27. Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

28. Review all related-party transactions for potential conflict of interest situations and approve all such transactions (if such transactions are not approved by the disinterested members of the full Board, or another independent body of the Board);

29. Review and address any concerns regarding potentially illegal actions raised by the Company's independent auditor pursuant to Section 10A(b) of the Act;

30. Obtain from the Company's independent auditor assurance that it has complied with Section 10A of the Act;

ADDITIONAL DUTIES & RESPONSIBILITIES

31.      Review and reassess the adequacy of this Charter periodically;

32. Review and assess the performance and effectiveness of the Committee at least annually;

33. Report regularly to the Board with respect to the Committee's activities and make recommendations as appropriate;

34. Review with the Company's outside counsel and internal legal counsel any legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies;

35. Provide oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments; and

36. Take any other actions that the Committee deems necessary or proper to fulfill the purposes and intent of this Charter.

         While the Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Rather, those duties are the responsibility of management and the independent auditor.

         Nothing contained in this Charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the Delaware. Further, nothing contained in this Charter is intended to alter or impair the right of the Members to rely, in discharging their duties and responsibilities, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts and advisors such as the Company's independent auditor.

                              STRUCTURE & MEETINGS

         The Committee shall conduct its business and meetings in accordance with this Charter, the Company's bylaws and any direction set forth by the Board. The chairperson of the Committee shall be designated by the Board or, in the absence of such a designation, by a majority of the Members. The designated chairperson shall preside at each meeting of the Committee and, in consultation with the other Members, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. In the absence of the designated chairperson at any meeting of the Committee, the Members present at such meeting shall designate a chairperson PRO TEM to serve in that capacity for the purposes of such meeting (not to include any adjournment thereof) by majority vote. The chairperson (other than a chairperson PRO TEM) shall ensure that the agenda for each meeting is distributed to each Member in advance of the applicable meeting.

         The Committee shall meet as often as it determines to be necessary and appropriate, but not less than quarterly each year. The Committee may establish its own schedule, provided that it shall provide such schedule to the Board in advance. The chairperson of the Committee or a majority of the Members may call special meetings of the Committee upon notice as is required for special meetings of the Board in accordance with the Company's bylaws. A majority of the appointed Members, but not less than two (2) Members, shall constitute a quorum for the transaction of business. Members may participate in a meeting through use of conference telephone or similar communications equipment, so long as all Members participating in such meeting can hear one another, and such participation shall constitute presence in person at such meeting.

         The Committee may meet with any person or entity in executive session as desired by the Committee. The Committee shall meet with the Company's independent auditors, at such times as the Committee deems appropriate, to review the independent auditor's examination and management report.

         Unless the Committee by resolution determines otherwise, any action required or permitted to be taken by the Committee may be taken without a meeting if all Members consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Committee. The Committee may form and delegate authority to subcommittees when appropriate.

                                     MINUTES

         The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.

APPENDIX B

                              GENIUS PRODUCTS, INC.
                            2004 STOCK INCENTIVE PLAN

         1. PURPOSES OF THE PLAN. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company's business.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

             (a) "ADMINISTRATOR" means the Board or any of the Committees appointed to administer the Plan.

             (b) "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

             (c) "APPLICABLE LAWS" means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

             (d) "ASSUMED" means that pursuant to a Corporate Transaction either
(i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

             (e) "AWARD" means the grant of an Option, Restricted Stock, or other right or benefit under the Plan.

             (f) "AWARD AGREEMENT" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

             (g) "BOARD" means the Board of Directors of the Company.

             (h) "CAUSE" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

             (i) "CHANGE IN CONTROL" means a change in ownership or control of the Company effected through either of the following transactions:

                  (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

                  (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

             (j) "CODE" means the Internal Revenue Code of 1986, as amended.

             (k) "COMMITTEE" means any committee composed of members of the Board appointed by the Board to administer the Plan.

             (l) "COMMON STOCK" means the common stock of the Company.

             (m) "COMPANY" means Genius Products, Inc., a Nevada corporation.

             (n) "CONSULTANT" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

             (o) "CONTINUING DIRECTORS" means members of the Board who either
(i) have been Board members continuously for a period of at least thirty-six
(36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

             (p) "CONTINUOUS SERVICE" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

             (q) "CORPORATE TRANSACTION" means any of the following transactions:

                  (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                  (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

                  (iii) the complete liquidation or dissolution of the Company;

                  (iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but in which securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

                  (v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

             (r) "COVERED EMPLOYEE" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

             (s) "DIRECTOR" means a member of the Board or the board of directors of any Related Entity.

             (t) "DISABILITY" means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

             (u) "EMPLOYEE" means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

             (v) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

             (w) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

             (x) "GRANTEE" means an Employee, Director or Consultant who receives an Award under the Plan.

             (y) "IMMEDIATE FAMILY" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

             (z) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

             (aa) "NON-QUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

             (bb) "OFFICER" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

             (cc) "OPTION" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

             (dd) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

             (ee) "PERFORMANCE-BASED COMPENSATION" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

             (ff) "PLAN" means this 2004 Stock Incentive Plan.

             (gg) "RELATED ENTITY" means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

             (hh) "REPLACED" means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

             (ii) "RESTRICTED STOCK" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

             (jj) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

             (kk) "SHARE" means a share of the Common Stock.

             (ll) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. STOCK SUBJECT TO THE PLAN.

             (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 7,500,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

             (b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan.

         4. ADMINISTRATION OF THE PLAN.

             (a) PLAN ADMINISTRATOR.

                  (i) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or
(B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                  (ii) ADMINISTRATION WITH RESPECT TO CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

                  (iii) ADMINISTRATION WITH RESPECT TO COVERED EMPLOYEES. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

                  (iv) ADMINISTRATION ERRORS. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

             (b) POWERS OF THE ADMINISTRATOR. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                  (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

                  (ii) to determine whether and to what extent Awards are granted hereunder;

                  (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

                  (iv) to approve forms of Award Agreements for use under the Plan;

                  (v) to determine the terms and conditions of any Award granted hereunder;

                  (vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

                  (vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

                  (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

                  (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

             (c) INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company's expense to defend the same.

         5. ELIGIBILITY. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

         6. TERMS AND CONDITIONS OF AWARDS.

             (a) DESIGNATION OF AWARD. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

             (b) CONDITIONS OF AWARD. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

             (c) ACQUISITIONS AND OTHER TRANSACTIONS. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

             (d) DEFERRAL OF AWARD PAYMENT. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

             (e) SEPARATE PROGRAMS. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

             (f) EARLY EXERCISE. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

             (g) TERM OF AWARD. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

             (h) TRANSFERABILITY OF AWARDS. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable by will and by the laws of descent and distribution, and during the lifetime of the Grantee, by gift or pursuant to a domestic relations order to members of the Grantee's Immediate Family to the extent and in the manner determined by the Administrator. Notwithstanding the foregoing, the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option or Non-Qualified Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator.

             (i) TIME OF GRANTING AWARDS. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.

         (j) INDIVIDUAL OPTION LIMIT. The maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company shall be one million (1,000,000) Shares. In connection with a Grantee's commencement of Continuous Service, a Grantee may be granted Options for up to an additional one million (1,000,000) Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option is canceled, the canceled Option shall continue to count against the maximum number of Shares with respect to which Options may be granted to the Grantee. For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.

             (k) INDIVIDUAL LIMIT FOR RESTRICTED STOCK. For awards of Restricted Stock that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any fiscal year of the Company shall be 1,000,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. In connection with a Grantee's commencement of Continuous Service, a Grantee may be granted Restricted Stock for up to an additional 1,000,000 Shares which shall not count against the limit set forth in the previous sentence.

         7. AWARD EXERCISE OR PURCHASE PRICE, CONSIDERATION AND TAXES.

             (a) EXERCISE OR PURCHASE PRICE. The exercise or purchase price, if any, for an Award shall be as follows:

                  (i) In the case of an Incentive Stock Option:

                       (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                       (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                  (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) the Fair Market Value per Share on the date of grant.

                  (iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                  (iv) In the case of other Awards, such price as is determined by the Administrator.

                  (v) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(c), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

             (b) CONSIDERATION. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

                  (i) cash;

                  (ii) check;

                  (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law);

                  (iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months;

                  (v) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                  (vi) any combination of the foregoing methods of payment.

             (c) TAXES. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

         8. EXERCISE OF AWARD.

             (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER.

                  (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

                  (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

             (b) EXERCISE OF AWARD FOLLOWING TERMINATION OF CONTINUOUS SERVICE.

                  (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

                  (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

                  (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

         9. CONDITIONS UPON ISSUANCE OF SHARES.

             (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

             (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

         10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

         11. CORPORATE TRANSACTIONS AND CHANGES IN CONTROL.

             (a) TERMINATION OF AWARD TO EXTENT NOT ASSUMED IN CORPORATE TRANSACTION. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

             (b) ACCELERATION OF AWARD UPON CORPORATE TRANSACTION OR CHANGE IN CONTROL.

                  (i) CORPORATE TRANSACTION. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction, each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value), immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by such Award, irrespective of whether the Award is Assumed or Replaced.

                  (ii) CHANGE IN CONTROL. In the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value), immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time represented by such Award.

             (c) EFFECT OF ACCELERATION ON INCENTIVE STOCK OPTIONS. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the excess Options shall be treated as Non-Qualified Stock Options.

         12. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

         13. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

             (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

             (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

             (c) No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee.

         14. RESERVATION OF SHARES.

             (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

             (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. NO EFFECT ON TERMS OF EMPLOYMENT/CONSULTING RELATIONSHIP. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee's Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee's Continuous Service has been terminated for Cause for the purposes of this Plan.

         16. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

         17. STOCKHOLDER APPROVAL. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

         18. UNFUNDED OBLIGATION. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee's creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

APPENDIX C

                          PLAN AND AGREEMENT OF MERGER

         THIS PLAN AND AGREEMENT OF MERGER (this "Agreement"), dated as of ____________, 2004, is made and entered into by and between GENIUS PRODUCTS, INC., a Nevada corporation ("Genius-Nevada"); and GENIUS PRODUCTS, INC., a Delaware corporation ("Genius-Delaware").

                              W I T N E S S E T H:

         WHEREAS, Genius-Delaware is a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated on _____________, 2004;

         WHEREAS, Genius-Nevada is a corporation duly organized and existing under the laws of the State of Nevada, having been incorporated on January 8, 1996; and

         WHEREAS, the Board of Directors and stockholders of Genius-Delaware and Genius-Nevada have approved this Agreement under which Genius-Nevada shall be merged with and into Genius-Delaware with Genius-Delaware being the surviving corporation (the "Merger").

         NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that Genius-Nevada shall be merged with and into Genius-Delaware on the terms and conditions hereinafter set forth.

                                    ARTICLE I
                                     MERGER
                                     ------

         Effective the time the Articles of Merger are accepted for filing in Nevada and the Certificate of Merger is accepted for filing in Delaware (the "Effective Time"), Genius-Nevada shall be merged with and into Genius-Delaware in accordance with the Delaware General Corporation Law ("DGCL") and the Nevada Revised Statutes ("NRS"), and the separate existence of Genius-Nevada shall cease and Genius-Delaware (hereinafter sometimes referred to as the "Surviving Corporation") shall continue to exist under the name of Genius Products, Inc. by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be National Corporate Research, Ltd., 615 South DuPont Highway, in the City of Dover, County of Kent, Delaware 19901. The name of the Corporation's registered agent at such address is National Corporate Research, Ltd.

                                   ARTICLE II
                          CERTIFICATE OF INCORPORATION
                          OF THE SURVIVING CORPORATION
                          ----------------------------

         The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of Genius-Delaware without change, as in effect immediately prior to the Effective Time, unless and until thereafter amended as provided by applicable law. A copy of the Certificate of Incorporation of Genius-Delaware is attached hereto as Exhibit A.

                                   ARTICLE III
                       BYLAWS OF THE SURVIVING CORPORATION
                       -----------------------------------

         The Bylaws of Genius-Delaware shall be the Bylaws of the Surviving Corporation as in effect immediately prior to the Effective Time without change, unless and until amended or repealed in accordance with applicable law.

                                   ARTICLE IV
                            EFFECT OF MERGER ON STOCK
                           OF CONSTITUENT CORPORATIONS
                           ---------------------------

         4.01 At the Effective Time, each outstanding share of Common Stock of Genius-Nevada, par value 1/10 cent ($0.001) per share (the "Nevada Common Stock"), shall be converted into one share of Common Stock, par value 1/100 cent ($0.0001) per share, of the Surviving Corporation (the "Delaware Common Stock").

         4.02 At and after the Effective Time, (1) each share of Nevada Common Stock shall be cancelled and retired and, by virtue of the Merger and without further action, shall cease to exist; and (2) each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time shall be cancelled and, by virtue of the Merger and without further action, shall cease to exist and returned to the status of authorized but unissued shares.

         4.03 At and after the Effective Time, all documentation which prior to that time evidenced and represented Nevada Common Stock shall be deemed for all purposes to evidence ownership of and to represent those shares of Delaware Common Stock into which the Nevada Common Stock represented by such documentation has been converted as herein provided and shall be so registered on the books and records of Genius-Delaware. The registered owner of any outstanding stock certificate evidencing Nevada Common Stock shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Genius-Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Common Stock evidenced by such outstanding certificate as above provided.

         4.04 At and after the Effective Time, all outstanding options and warrants to purchase Nevada Common Stock and all instruments convertible into Nevada Common Stock (collectively, "Derivative Securities") shall be assumed by Genius-Delaware, which shall continue the stock option plans and all other employee benefit and compensation plans and agreements of Genius- Nevada. Each outstanding and unexercised Derivative Security of Genius-Nevada shall become a Derivative Security of Genius-Delaware on the basis of one share of Delaware Common Stock for each share of Nevada Common Stock issuable pursuant to any such Derivative Security, on the same terms and conditions applicable to any such Genius-Nevada Derivative Security at the Effective Time. The exercise price for each share of Delaware Common Stock issuable pursuant to any such Derivative Security shall be equal to the exercise price applicable to any such Genius-Nevada Derivative Security at the Effective Time. No fractional Derivative Security shall be issued upon the exchange of any Derivative Security of Genius-Nevada for a Derivative Security of Genius-Delaware. A number of shares of the Genius-Delaware's Common Stock shall be reserved for issuance upon the exercise of Derivative Securities equal to the number of shares of Nevada Common Stock so reserved immediately prior to the Effective Time.

                                    ARTICLE V
                         CORPORATE EXISTENCE, POWERS AND
                      LIABILITIES OF SURVIVING CORPORATION
                      ------------------------------------

         5.01 On the Effective Time, the separate existence of Genius-Nevada shall cease and Genius-Nevada shall be merged with and into the Surviving Corporation in accordance with the provisions of this Agreement. Thereafter, the Surviving Corporation shall possess all of the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of Genius-Nevada; and all rights, privileges, powers and franchises of Genius-Nevada, and all property, real, personal and mixed, and all debts due to each of them on whatever account, as well as stock subscriptions and all other things in action or belonging to Genius-Nevada, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter effectually the property of the Surviving Corporation as they were of Genius-Nevada, and the title to any real estate, whether by deed or otherwise, vested in Genius-Nevada shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of Genius-Nevada shall be preserved unimpaired, and all debts, liabilities and duties shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

         5.02 Genius-Nevada agrees that it will execute and deliver (or cause to be executed and delivered) all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of Genius-Nevada and otherwise to carry out the intent and purposes of this Agreement.

                                   ARTICLE VI
                             OFFICERS AND DIRECTORS
                            OF SURVIVING CORPORATION
                            ------------------------

         At the Effective Time, the officers and directors of Genius-Nevada shall become the officers and directors of the Surviving Corporation, and such persons shall hold office in accordance with the Bylaws of the Surviving Corporation or until their respective successors shall have been appointed or elected and qualified.

                                   ARTICLE VII
                            APPROVAL BY STOCKHOLDERS;
                            AMENDMENT; EFFECTIVE TIME
                            -------------------------

         7.01 This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of the stockholders of Genius-Nevada in accordance with Nevada law. As promptly as practicable after approval of this Agreement by such stockholders in accordance with applicable law, duly authorized officers of Genius-Delaware and Genius-Nevada shall make and execute a Certificate of Merger and Articles of Merger or other applicable certificates or documentation effecting this Agreement and shall cause such document or documents to be filed with the Secretaries of State of Delaware and Nevada, respectively, in accordance with the applicable Delaware and Nevada law.

         7.02 The respective Boards of Directors of Genius-Delaware and Genius-Nevada may amend this Agreement at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of the Merger by the stockholders of Genius-Nevada shall not (1) alter or change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any Nevada Common Stock; (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation; or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any Nevada Common Stock.

                                  ARTICLE VIII
                       PAYMENT OF FEES AND FRANCHISE TAXES
                       -----------------------------------

         The Surviving Corporation shall be responsible for the payment of all fees and franchise taxes of Genius-Nevada relating to or required to be paid in connection with the Merger.

                                   ARTICLE IX
                              TERMINATION OF MERGER
                              ---------------------

         This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after stockholder approval of this Agreement, by the consent of the Board of Directors of Genius-Delaware and the Board of Directors of Genius-Nevada.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the date first above written.

                                        GENIUS PRODUCTS, INC.,
                                        A NEVADA CORPORATION

                                        By:
                                            ------------------------------------
                                        Name: Klaus Moeller
                                        Title: Chief Executive Officer

                                        GENIUS PRODUCTS, INC.,
                                        A DELAWARE CORPORATION

                                        By:
                                            ------------------------------------
                                        Name: Klaus Moeller
                                        Title: Chief Executive Officer

APPENDIX D

                          CERTIFICATE OF INCORPORATION
                                       OF
                              GENIUS PRODUCTS, INC.
                             A DELAWARE CORPORATION

         1. The name of the corporation is Genius Products, Inc. (the "Corporation").

         2. The address of the corporation's registered office in the State of Delaware is 615 South Dupont Highway, in the City of Dover, County of Kent, Delaware 19901. The name of its registered agent at such address is National Corporate Research Ltd.

         3. The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by it are as follows: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         4. The total number of shares of all classes of stock that the Corporation is authorized to issue is sixty million (60,000,000) shares, consisting of fifty million (50,000,000) shares of Common Stock with a par value of $0.0001 per share, and ten million (10,000,000) shares of Preferred Stock with a par value of $0.0001 per share.

         Any of the shares of Preferred Stock may be issued from time to time in one or more series. Subject to the limitations and restrictions in this paragraph 4 set forth, the Board of Directors or a Committee of the Board of Directors, to the extent permitted by law and the Bylaws of the Corporation or a resolution of the Board of Directors, by resolution or resolutions, is authorized to create or provide for any such series, and to fix the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation, the authority to fix or alter the dividend rights, dividend rates, conversion rights, exchange rights, voting rights, rights and terms of redemption (including sinking and purchase fund provisions), the redemption price or prices, the dissolution preferences and the rights in respect to any distribution of assets of any wholly unissued series of Preferred Stock and the number of shares constituting any such series, and the designation thereof, or any of them and to increase or decrease the number of shares of any series so created, subsequent to the issue of that series but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Stock may, except as hereinafter in this paragraph 4 otherwise expressly provided, vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors or by Committee of the Board of Directors, providing for the issuance of the various series; PROVIDED, HOWEVER, that all shares of any one series of Preferred Stock shall have the same designation, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions.

         Except as otherwise required by law, or as otherwise fixed by resolution or resolutions of the Board of Directors with respect to one or more series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock, and each stockholder of the Corporation who at the time possesses voting power for any purpose shall be entitled to one vote for each share of such stock standing in his name on the books of the Corporation.

         5. The Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

         6. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

         7. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         8. To the fullest extent permitted by Delaware statutory or decisional law, as amended or interpreted, no director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. This Article 8 does not affect the availability of equitable remedies for breach of fiduciary duties. The Corporation is authorized to provide indemnification of its officers, directors, employees and agents to the fullest extent now or hereafter permitted by Delaware statutory or decisional law, as amended or interpreted.

         9. The name and mailing address of the sole incorporator is as follows:

                 Name                                Mailing Address

              Audrey Pei                        c/o Morrison & Foerster LLP
                                                555 West Fifth Street
                                                Los Angeles, CA  90013

         I, the undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and, accordingly, have hereunto set my hands this _____ day of __________, 2004.



                                             -----------------------------------
                                             Audrey Pei, Sole Incorporator

APPENDIX E

                                     BYLAWS
                                       OF
                              GENIUS PRODUCTS, INC.

                                   ARTICLE I

                                  STOCKHOLDERS
                                  ------------

         SECTION 1.1 ANNUAL MEETINGS. An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

         SECTION 1.2 SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time, date or place, either within or without the State of Delaware, by the Board of Directors, or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, but such special meetings may not be called by any other person or persons.

         SECTION 1.3 NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the certificate of incorporation of these bylaws, the written notice of any meeting shall be given no less than ten
(10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

         SECTION 1.4 ADJOURNMENTS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business, which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 1.5 QUORUM. Except as otherwise provided by law, the certificate of incorporation or these bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these bylaws until a quorum shall attend. Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         SECTION 1.6 ORGANIZATION. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

         SECTION 1.7 VOTING; PROXIES. Except as otherwise provided by the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the corporation. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law, the certificate of incorporation or these bylaws, be decided by the vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all shares of stock entitled to vote thereon which are present in person or represented by proxy at the meeting.

         SECTION 1.8 FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date:

             (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting;

             (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and

             (3) in the case of any other action, shall not be more than sixty
(60) days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         SECTION 1.9 LIST OF STOCKHOLDERS ENTITLED TO VOTE. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

         SECTION 1.10 ACTION BY WRITTEN CONSENT OF STOCKHOLDERS. Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

         SECTION 1.11 STOCKHOLDER PROPOSALS AT ANNUAL MEETINGS. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 45 days nor more than 75 days prior to the date on which the corporation first mailed its proxy materials for the previous year's annual meeting of stockholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year). A stockholder's notice to the Secretary shall set forth, as to each matter the stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Nothing in this Section 1.11 shall affect the right of a stockholder to request inclusion of a proposal in the corporation's proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission.

                                   ARTICLE II

                               BOARD OF DIRECTORS
                               ------------------

         SECTION 2.1 NUMBER; QUALIFICATIONS. The Board of Directors shall consist of not less than one nor more than seven members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

         SECTION 2.2 ELECTION; RESIGNATION; REMOVAL; VACANCIES. The Board of Directors shall initially consist of the persons named as directors in the Action of Incorporator, and each director so elected shall hold office until the first annual meeting of stockholders and until his successor is elected and qualified or until such director's earlier resignation or removal. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect directors, each of whom shall hold office until the next annual meeting and until his successor is duly elected and qualified or until his resignation or removal. If, for any cause, the Board of Directors shall not have been elected at an annual meeting of stockholders, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws. Any director may resign at any time upon written notice to the corporation. Any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced and until his successor is elected and qualified. Any one or more of the directors may be removed with or without cause at any time by the vote or written consent of the stockholders representing not less than a majority of the issued and outstanding capital stock entitled to voting power.

         SECTION 2.3 REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined, notices thereof need not be given.

         SECTION 2.4 SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chief Executive Officer, President, any Vice President, the Secretary, or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four (24) hours before the special meeting.

         SECTION 2.5 TELEPHONIC MEETINGS PERMITTED. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this bylaw shall constitute presence in person at such meeting.

         SECTION 2.6 QUORUM; VOTE REQUIRED FOR ACTION. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the certificate of incorporation or these bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

         SECTION 2.7 ORGANIZATION. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer, or in his absence by the President, or in his absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

         SECTION 2.8 ACTION BY WRITTEN CONSENT OF DIRECTORS. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

         SECTION 2.9 FEES AND COMPENSATION. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

                                  ARTICLE III

                                   COMMITTEES
                                   ----------

         SECTION 3.1 COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, retain independent counsel or other advisors, and may authorize the seal of the corporation to be affixed to all pages which may require it.

         SECTION 3.2 COMMITTEE RULES. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these bylaws.

                                   ARTICLE IV

                                    OFFICERS
                                    --------

         SECTION 4.1 EXECUTIVE OFFICERS; ELECTION; QUALIFICATIONS; TERM OF OFFICE; RESIGNATION; REMOVAL; VACANCIES. The corporation shall have such officers with such titles and duties as shall be stated in a resolution of the Board of Directors. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the corporation by death, resignation, and removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

         SECTION 4.2 POWERS AND DUTIES OF EXECUTIVE OFFICERS. The officers of the corporation shall have such powers and duties in the management of the corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective officers, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

                                   ARTICLE V

                                      STOCK
                                      -----

         SECTION 5.1 CERTIFICATES. Every holder of stock shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the Chief Executive Officer, President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the corporation, certifying the number of shares owned by him in the corporation. Any of or all the signatures on the certificate may be a facsimile. The Board of Directors may make such rules and regulations as it may deem expedient not inconsistent with the bylaws or with the Certificate of Incorporation, concerning the issue, transfer and registration of the certificates for shares of stock of the corporation. It may appoint a transfer agent or registrar of transfers, or both, and it may require all certificates to bear the signature of either or both. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

         SECTION 5.2 LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                                   ARTICLE VI

                                 INDEMNIFICATION
                                 ---------------

         SECTION 6.1 RIGHT TO INDEMNIFICATION. The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he or she or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (an "indemnitee"), against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such indemnitee. The corporation shall be required to indemnify an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if the initiation of such proceeding (or part thereof) by the indemnitee was authorized by the Board of Directors of the corporation. The rights provided by this Article VI shall continue as to a person who has ceased to be an indemnitee and shall inure to the benefit of the heirs, executors and administrators of such a person.

         SECTION 6.2 PREPAYMENT OF EXPENSES. The corporation shall pay the expenses (including attorneys' fees) incurred by an indemnitee in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise.

         SECTION 6.3 CLAIMS. If a claim for indemnification or payment of expenses under this Article VI is not paid in full within sixty (60) days after a written claim therefor by the indemnitee has been received by the corporation, the indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expenses of prosecuting such claim. In any such action the corporation shall have the burden of proving that the indemnitee was not entitled to the requested indemnification or payment of expenses under applicable law.

         SECTION 6.4 NONEXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article VI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

         SECTION 6.5 OTHER INDEMNIFICATION. The corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

         SECTION 6.6 SETTLEMENT OF CLAIMS. The corporation shall not be liable to indemnify any person under this Article VI (a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

         SECTION 6.7 SUBROGATION. In the event of payment under this Article VI, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

         SECTION 6.8 NO DUPLICATION OF PAYMENTS. The corporation shall not be liable under this Article VI to make any payment in connection with any claim made against an indemnitee to the extent the indemnitee has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

         SECTION 6.9 AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

         SECTION 7.1 FISCAL YEAR. The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

         SECTION 7.2 SEAL. The corporate seal shall have the name of the corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

         SECTION 7.3 WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS, DIRECTORS AND COMMITTEES. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

         SECTION 7.4 INTERESTED DIRECTORS; QUORUM. No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

                  (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

                  (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

                  (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee, which authorizes the contract or transaction.

         SECTION 7.5 FORM OF RECORDS. Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

         SECTION 7.6 AMENDMENT OF BYLAWS. These bylaws may be altered, amended or repealed and new bylaws may be adopted at any regular or special meeting of the stockholders by a vote of the stockholders owning a majority of the shares and entitled to vote thereat. These bylaws may be altered, amended or repealed and new bylaws may be adopted at any regular or special meeting of the Board of Directors (if notice of such alteration or repeal be contained in the notice of such special meeting) by a majority vote of the directors present at the meeting at which a quorum is present, but any such amendment shall not be inconsistent with or contrary to the provision of any amendment adopted by the stockholders.

                            CERTIFICATE OF SECRETARY

         I certify:

         That I am the duly elected and acting Secretary of Genius Products, Inc., a Delaware corporation; and

         That the foregoing bylaws, comprising ten (10) pages, constitute the Bylaws of such corporation on the date hereof.

         IN WITNESS WHEREOF, I have executed this Certificate and affixed the seal of such corporation on __________________, 2004.

                                           -------------------------------
                                           Michael Meader, Secretary

[SEAL]

APPENDIX F

                             NEVADA REVISED STATUTES

                           DISSENTERS' RIGHTS STATUTES

NRS 92A.300 DEFINITIONS. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.

NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 COMPUTATION OF INTEREST. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 RIGHTS OF DISSENTING MEMBER OF DOMESTIC LIMITED-LIABILITY COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370   RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

(I) The surviving or acquiring entity; or

(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

(2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.

1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410   NOTIFICATION OF STOCKHOLDERS REGARDING RIGHT OF DISSENT.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420   PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.

1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.

1. A stockholder to whom a dissenter's notice is sent must:

(a) Demand payment;

(b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460   PAYMENT FOR SHARES: GENERAL REQUIREMENTS.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation's registered office is located; or

(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's rights to demand payment under NRS 92A.480;
and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.